UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04787
                                   ---------

                        FRANKLIN NEW YORK TAX-FREE TRUST
                        --------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
                -----------------------------------------------
              (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------

Date of fiscal year end:  9/30
                          ----

Date of reporting period: 3/31/07
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                         MARCH 31, 2007
--------------------------------------------------------------------------------

                                                    Franklin New York
                                                    Insured Tax-Free
                                                    Income Fund

                                                    Franklin New York
                                                    Intermediate-Term
                                                    Tax-Free Income Fund

                                                    Franklin New York
                                                    Limited-Term
                                                    Tax-Free Income Fund

                                                    Franklin New York
                                                    Tax-Exempt Money Fund

--------------------------------------------------------------------------------
   SEMIANNUAL REPORT AND SHAREHOLDER LETTER              TAX-FREE INCOME
--------------------------------------------------------------------------------

                                                    WANT TO RECEIVE
                                                    THIS DOCUMENT
                                                    FASTER VIA EMAIL?
                       FRANKLIN
               NEW YORK TAX-FREE TRUST              Eligible shareholders can
                                                    sign up for eDelivery at
                                                    franklintempleton.com.
                                                    See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                        FRANKLIN o Templeton o Mutual Series

                               Franklin Templeton Investments

                               GAIN FROM OUR PERSPECTIVE(R)

                               Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE          Each of our portfolio management groups operates
                               autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                               FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                               TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                               MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION           Because our management groups work independently
                               and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST      At Franklin Templeton Investments, we seek to
                               consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]


Not part of the semiannual report

Contents

SHAREHOLDER LETTER ........................................................    1

SPECIAL FEATURE:

Understanding Interest Rates ..............................................    4

SEMIANNUAL REPORT

State Update and Municipal Bond Market Overview ...........................    7

Franklin New York Insured Tax-Free Income Fund ............................   10

Franklin New York Intermediate-Term Tax-Free Income Fund ..................   17

Franklin New York Limited-Term Tax-Free Income Fund .......................   24

Franklin New York Tax-Exempt Money Fund ...................................   30

Financial Highlights and Statements of Investments ........................   34

Financial Statements ......................................................   55

Notes to Financial Statements .............................................   59

Shareholder Information ...................................................   69

--------------------------------------------------------------------------------
Semiannual Report

State Update and Municipal Bond Market Overview

New York's deep and diversified economy expanded and improved during the period under review. Through 2006, the state's largest private employment sectors were education and health services; trade, transportation and warehousing; professional and business services; and leisure, hospitality and other services. Primary growth drivers included strong profits and bonuses in the finance and insurance industries as well as the robust economies of greater New York City, Long Island and Hudson Valley. Overall employment increased; however, employment gains were not consistent across sectors and such areas as manufacturing employment continued to decline, while economic performance in many upstate urban centers, such as Buffalo and Rochester, remained weak. As of March 2007, New York's unemployment rate was 4.0%, which was lower than the 4.4% national rate. 1

The state's 2006-2007 fiscal year budget estimated a $1.5 billion general fund operating surplus, after an $81 million deposit to the state's tax stabilization reserve fund. 2 New York anticipates a $279 million revenue surplus and $172 million in lower expenditures relative to midyear estimates. 2 Revenue growth and total general fund receipts were forecast to be 12% and 9% higher than in fiscal year 2005-2006. 2 Revenues benefited from solid economic growth and strong performance in the financial services, commercial real estate and construction sectors. Decreased spending was based on reduced local aid payments, fringe benefit costs and general operating savings.

Although the state's debt levels were higher than the national average, they were manageable and within the range of other northeastern states. New York's state-supported debt, including general obligation bonds and appropriation-backed debt, totaled $40.6 billion at the end of fiscal year 2005-2006. 2

Independent credit rating agency Standard & Poor's rated New York's debt AA with a stable outlook. 3 The rating and outlook reflected the state's diversified and growing economy, conservative budget management, and solid debt and capital planning management and policies.

1. Source: Bureau of Labor Statistics.

2. Source: Standard & Poor's, "Research: State Review: New York State," RATINGSDIRECT, 2/14/07.

3. This does not indicate Standard & Poor's rating of the Fund.


                                                           Semiannual Report | 7

For the six months ended March 31, 2007, the municipal bond market continued to deliver positive performance despite inflation concerns, volatile oil prices, mixed market expectations and uncertainty regarding future economic growth. Intermediate-term municipal yields tracked Treasury yields with similar maturities over the period. Global equity market volatility and uncertainty regarding the impact of subprime mortgage defaults on the housing market, economy and Federal Reserve Board (Fed) policy, resulted in a flight to quality as many investors moved from equities to bonds. The Lehman Brothers Municipal Bond Index returned +1.93% for the period, while the Lehman Brothers U.S. Treasury Index returned +2.18%. 4

During the reporting period, the Fed maintained the federal funds target rate at 5.25% with an inflation risk bias, stating it is more concerned with a potential for increased inflation than a slowing economy. Many market participants appeared to expect that the Fed was more likely to lower the federal funds target rate than raise it. This sentiment was reflected by the inverted Treasury yield curve (spread between short-term and long-term yields) for 3-month to 2-year securities during the reporting period. On March 31, 2007, the 2-year Treasury yielded 4.58%, the 10-year 4.65% and the 30-year 4.84%. The 2-year yield fell 13 basis points (100 basis points equal one percentage point) while 10-year and 30-year yields rose 1 and 8 basis points for the six-month period.

During the period, the yield curve was generally flat or inverted, nominal yields were low and credit spreads (the difference in yield between higher-grade and lower-grade securities) narrowed. In this environment, the interest rate premium decreased for assuming additional risk in the fixed income market, and non-traditional municipal buyers seemed to focus on the municipal bond market. Non-traditional or cross-over buyers typically invest in taxable securities; however, they will enter the municipal bond market when municipal valuations are attractive. With historically favorable intermediate- and longer-term municipal yields versus Treasury yields, and a positive sloping yield curve (though flatter than usual), municipal bonds offered favorable relative value for traditional and cross-over fixed income investors. As a result, demand was consistently strong

4. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded. The Lehman Brothers U.S. Treasury Index includes public obligations of the U.S. Treasury with a remaining maturity of one year or more. All issues must have at least one year to final maturity regardless of call features, have at least $250 million par amount outstanding and be rated investment grade (Baa3 or better). They must also be dollar denominated, nonconvertible and publicly issued.


8 | Semiannual Report
for intermediate- to longer-term municipal bonds over the period, which drove performance and contributed to further flattening of the municipal yield curve. Short-term municipal yields increased as expectations of a Fed easing in first quarter 2007 faded; however, strong demand for longer-term bonds resulted in declining longer-term yields. According to Municipal Market Data, 2-year and 10-year municipal bond yields rose 9 basis points during the period, while the 30-year yield decreased 5 basis points. 5

Generally low interest rates continued to motivate municipal issuers to access the debt market to finance their capital needs. In 2006, new issuance was approximately $388 billion, which was the second-highest volume after the $408 billion issued in 2005. 6 Refunding deals, in which issuers take advantage of lower rates to refinance higher yielding outstanding debt, declined in 2006 to approximately $79 billion compared with $130 billion in 2005. 6 However, issuance for new capital projects increased to approximately $260 billion in 2006 versus $222 billion in 2005. 6 So far in 2007, supply has been higher than in the first three months of 2006. As a result of narrowing credit spreads, many issuers found it advantageous to issue their debt without paying a premium for insurance. When credit spreads are narrow, the economic benefit for issuers using insurance generally diminishes, and bond insurers have limited pricing flexibility. Strong demand from traditional buyers such as mutual funds, individuals and insurance companies combined with large participation of cross-over buyers enabled the municipal bond market to absorb the comparatively large amount of new issuance through the period.

5. Source: Thomson Financial.

6. Source: THE BOND BUYER.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2007. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                                                           Semiannual Report | 9

Franklin New York Insured Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Insured Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes. 1 As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City. The Fund invests at least 80% of its net assets in insured municipal securities. 2

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin New York Insured Tax-Free Income Fund covers the period ended March 31, 2007.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $11.58 on September 30, 2006, to $11.54 on March 31, 2007. The Fund's Class A shares paid dividends totaling 24.09 cents per share for the same period. 3 The Performance Summary beginning on page 13 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.89%, based on an annualization of the current 3.91 cent per share dividend and the maximum offering price of $12.05 on March 31, 2007. An investor in the 2007 maximum combined effective federal and New York state and City personal income tax bracket of 41.82% would need to earn a distribution rate of 6.69% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Fund shares are not insured by any U.S. or other government agency. They are subject to market risks and will fluctuate in value.

3. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 36.


10 | Semiannual Report

DIVIDEND DISTRIBUTIONS 3
Franklin New York Insured Tax-Free Income Fund

--------------------------------------------------------------------------------
                                                DIVIDEND PER SHARE
                                  ----------------------------------------------
MONTH                                 CLASS A                        CLASS C
--------------------------------------------------------------------------------
October 2006                         4.03 cents                    3.51 cents
--------------------------------------------------------------------------------
November 2006                        4.03 cents                    3.51 cents
--------------------------------------------------------------------------------
December 2006                        3.99 cents                    3.46 cents
--------------------------------------------------------------------------------
January 2007                         3.99 cents                    3.46 cents
--------------------------------------------------------------------------------
February 2007                        3.99 cents                    3.46 cents
--------------------------------------------------------------------------------
March 2007                           3.91 cents                    3.36 cents
--------------------------------------------------------------------------------

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

During the six months under review, higher short-term interest rates and lower long-term interest rates for municipal bonds resulted in a flatter yield curve, which benefited the Fund. Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years with good call features. The combination of our value oriented philosophy of investing primarily for income and a relatively steep municipal yield curve compared to Treasuries favored the use of longer-term bonds. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin New York Insured
Tax-Free Income Fund
3/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
Prerefunded                                                                21.6%
--------------------------------------------------------------------------------
Higher Education                                                           17.2%
--------------------------------------------------------------------------------
Other Revenue                                                              13.1%
--------------------------------------------------------------------------------
Tax-Supported                                                              12.3%
--------------------------------------------------------------------------------
Hospital & Health Care                                                      9.5%
--------------------------------------------------------------------------------
Transportation                                                              7.4%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                        7.0%
--------------------------------------------------------------------------------
General Obligation                                                          6.2%
--------------------------------------------------------------------------------
Utilities                                                                   5.0%
--------------------------------------------------------------------------------
Housing                                                                     0.7%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.


                                                          Semiannual Report | 11

Thank you for your participation in Franklin New York Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


12 | Semiannual Report

Performance Summary as of 3/31/07

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------
CLASS A (SYMBOL: FRNYX)                                CHANGE     3/31/07     9/30/06
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.04      $11.54      $11.58
--------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------------
Dividend Income                             $0.2409
--------------------------------------------------------------------------------------
CLASS C (SYMBOL: FNYKX)                                CHANGE     3/31/07     9/30/06
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.03      $11.72      $11.75
--------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------------
Dividend Income                             $0.2088
--------------------------------------------------------------------------------------

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------------
CLASS A                                       6-MONTH                     1-YEAR         5-YEAR      10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +1.74%                      +4.71%        +28.24%      +67.00%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 -2.55%                      +0.26%         +4.19%       +4.81%
-------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                                   3.89%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4                6.69%
-------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                           3.16%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                            5.43%
-------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                     0.70%
-------------------------------------------------------------------------------------------------------------
CLASS C                                       6-MONTH                     1-YEAR         5-YEAR      10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                     +1.53%                      +4.15%        +24.89%      +58.53%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                 +0.53%                      +3.15%         +4.55%       +4.72%
-------------------------------------------------------------------------------------------------------------
   Distribution Rate 3                                   3.44%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 4                5.91%
-------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 5                           2.71%
-------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 4                            4.66%
-------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                     1.25%
-------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                          Semiannual Report | 13

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 3/31/07.

4. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

5. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/07.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


14 | Semiannual Report

Your Fund's Expenses

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                          Semiannual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT        EXPENSES PAID DURING
CLASS A                                               VALUE 10/1/06         VALUE 3/31/07        PERIOD* 10/1/06-3/31/07
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000               $1,017.40                    $3.52
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000               $1,021.44                    $3.53
--------------------------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000               $1,015.30                    $6.33
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000               $1,018.70                    $6.34
--------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.70% and C: 1.25%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


16 | Semiannual Report

Franklin New York Intermediate-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Intermediate-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes. As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City. The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin New York Intermediate-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 3/31/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ......................................      63.0%
AA .......................................      13.9%
A ........................................       5.4%
BBB ......................................       3.2%
Not Rated by S&P .........................      14.5%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                  MOODY'S        FITCH           INTERNAL
AAA or Aaa                  9.5%          --                 --
AA or Aa                    2.9%          --                 --
A                           0.9%          --                 --
BBB or Baa                  0.2%         0.7%               0.3%
----------------------------------------------------------------
Total                      13.5%         0.7%               0.3%

--------------------------------------------------------------------------------

This semiannual report for Franklin New York Intermediate-Term Tax-Free Income Fund covers the period ended March 31, 2007.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 43.


                                                          Semiannual Report | 17

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

PORTFOLIO BREAKDOWN
Franklin New York Intermediate-Term
Tax-Free Income Fund
3/31/07

-------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
-------------------------------------------------------------------------------
General Obligation                                                        19.8%
-------------------------------------------------------------------------------
Subject to Government Appropriations                                      13.1%
-------------------------------------------------------------------------------
Tax-Supported                                                             12.8%
-------------------------------------------------------------------------------
Transportation                                                            12.6%
-------------------------------------------------------------------------------
Utilities                                                                 10.3%
-------------------------------------------------------------------------------
Prerefunded                                                                8.9%
-------------------------------------------------------------------------------
Higher Education                                                           8.2%
-------------------------------------------------------------------------------
Other Revenue                                                              5.9%
-------------------------------------------------------------------------------
Hospital & Health Care                                                     5.4%
-------------------------------------------------------------------------------
Corporate-Backed                                                           2.6%
-------------------------------------------------------------------------------
Housing                                                                    0.4%
-------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $10.93 on September 30, 2006, to $10.87 on March 31, 2007. The Fund's Class A shares paid dividends totaling 20.13 cents per share for the same period. 2 The Performance Summary beginning on page 20 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.59%, based on an annualization of the current 3.33 cent per share dividend and the maximum offering price of $11.12 on March 31, 2007. An investor in the 2007 maximum combined effective federal and New York state and City personal income tax bracket of 41.82% would need to earn a distribution rate of 6.17% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.


INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


18 | Semiannual Report

DIVIDEND DISTRIBUTIONS 2
Franklin New York Intermediate-Term Tax-Free Income Fund

-------------------------------------------------------------------------------
                                                      DIVIDEND PER SHARE
                                                -------------------------------
MONTH                                             CLASS A              CLASS C
-------------------------------------------------------------------------------
October 2006                                    3.33 cents           2.87 cents
-------------------------------------------------------------------------------
November 2006                                   3.33 cents           2.87 cents
-------------------------------------------------------------------------------
December 2006                                   3.33 cents           2.82 cents
-------------------------------------------------------------------------------
January 2007                                    3.33 cents           2.82 cents
-------------------------------------------------------------------------------
February 2007                                   3.33 cents           2.82 cents
-------------------------------------------------------------------------------
March 2007                                      3.33 cents           2.83 cents
-------------------------------------------------------------------------------

MANAGER'S DISCUSSION

Consistent with our strategy, we typically look to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin New York Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                          Semiannual Report | 19

Performance Summary as of 3/31/07

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------
CLASS A (SYMBOL: FKNIX)                                   CHANGE    3/31/07    9/30/06
---------------------------------------------------------------------------------------
Net Asset Value (NAV)                                     -$0.06    $ 10.87    $ 10.93
---------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
---------------------------------------------------------------------------------------
Dividend Income                              $0.2013
---------------------------------------------------------------------------------------
CLASS C (SYMBOL: FKNCX)                                   CHANGE    3/31/07    9/30/06
---------------------------------------------------------------------------------------
Net Asset Value (NAV)                                     -$0.06    $ 10.89    $ 10.95
---------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
---------------------------------------------------------------------------------------
Dividend Income                              $0.1714
---------------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

----------------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH                1-YEAR     5-YEAR              10-YEAR
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                    +1.30%                +4.28%    +24.20%              +64.32%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                -0.96%                +1.92%     +3.96%               +4.86%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                3.59%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             6.17%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        2.98%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         5.12%
----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  0.75%
----------------------------------------------------------------------------------------------------------
CLASS C                                     6-MONTH                1-YEAR     3-YEAR   INCEPTION (7/1/03)
----------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                    +1.02%                +3.81%     +6.14%               +8.00%
----------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                +0.03%                +2.81%     +2.01%               +2.07%
----------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                3.12%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5             5.36%
----------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                        2.47%
----------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                         4.25%
----------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7                  1.29%
----------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


20 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND IS CLASSIFIED AS A NONDIVERSIFIED FUND BECAUSE IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN ONE ISSUER THAN A DIVERSIFIED FUND. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 3/31/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 21

Your Fund's Expenses

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


22 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT       ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                               VALUE 10/1/06          VALUE 3/31/07        PERIOD* 10/1/06-3/31/07
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,013.00                   $3.86
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,021.09                   $3.88
-------------------------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,010.20                   $6.62
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,018.35                   $6.64
-------------------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.77% and C: 1.32%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                          Semiannual Report | 23

Franklin New York Limited-Term Tax-Free Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Limited-Term Tax-Free Income Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes. As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City. The Fund maintains a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of five years or less. 1

--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin New York Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 3/31/07**

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ......................................      36.2%
AA .......................................      21.0%
A ........................................       7.1%
BBB ......................................      19.9%
Not Rated by S&P .........................      15.8%

* Standard & Poor's (S&P) is the primary independent rating agency; Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                                    MOODY'S
AAA or Aaa                                    4.8%
AA or Aa                                     11.0%
--------------------------------------------------
Total                                        15.8%

--------------------------------------------------------------------------------

This semiannual report for Franklin New York Limited-Term Tax-Free Income Fund covers the period ended March 31, 2007.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 49.


24 | Semiannual Report

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------


PORTFOLIO BREAKDOWN
Franklin New York Limited-Term
Tax-Free Income Fund
3/31/07

-------------------------------------------------------------------------------
                                                                     % OF TOTAL
                                                         LONG-TERM INVESTMENTS*
-------------------------------------------------------------------------------
Other Revenue                                                             24.6%
-------------------------------------------------------------------------------
Utilities                                                                 20.5%
-------------------------------------------------------------------------------
Hospital & Health Care                                                    19.8%
-------------------------------------------------------------------------------
Higher Education                                                          17.8%
-------------------------------------------------------------------------------
General Obligation                                                         9.0%
-------------------------------------------------------------------------------
Transportation                                                             8.3%
-------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

DIVIDEND DISTRIBUTIONS 2
Franklin New York Limited-Term
Tax-Free Income Fund - Class A

-------------------------------------------------------------------------------
MONTH                                                        DIVIDEND PER SHARE
-------------------------------------------------------------------------------
October 2006                                                         2.60 cents
-------------------------------------------------------------------------------
November 2006                                                        2.60 cents
-------------------------------------------------------------------------------
December 2006                                                        2.60 cents
-------------------------------------------------------------------------------
January 2007                                                         2.60 cents
-------------------------------------------------------------------------------
February 2007                                                        2.70 cents
-------------------------------------------------------------------------------
March 2007                                                           2.70 cents
-------------------------------------------------------------------------------

PERFORMANCE OVERVIEW

The Fund's Class A share price, as measured by net asset value, declined from $9.90 on September 30, 2006, to $9.89 on March 31, 2007. The Fund's Class A shares paid dividends totaling 15.95 cents per share for the same period. 2 The Performance Summary beginning on page 26 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.20%. An investor in the 2007 maximum combined effective federal and New York state and City personal income tax bracket of 41.82% would need to earn a distribution rate of 5.50% from a taxable investment to match the Fund's Class A tax-free distribution rate.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our investment strategy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated in the one- to five-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your participation in Franklin New York Limited-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

2. Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.



                                                          Semiannual Report | 25

Performance Summary as of 3/31/07

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------
CLASS A (SYMBOL: FNYLX)                                CHANGE     3/31/07     9/30/06
--------------------------------------------------------------------------------------
Net Asset Value (NAV)                                  -$0.01       $9.89       $9.90
--------------------------------------------------------------------------------------
DISTRIBUTIONS (10/1/06-3/31/07)
--------------------------------------------------------------------------------------
Dividend Income                             $0.1595
--------------------------------------------------------------------------------------

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURN INCLUDES THE MAXIMUM SALES CHARGE. CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

-------------------------------------------------------------------------------------------------------------------
CLASS A                                       6-MONTH                1-YEAR         3-YEAR      INCEPTION (9/2/03)
-------------------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                     +1.52%                 +3.42%         +4.69%            +6.34%
-------------------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                 -0.78%                 +1.06%         +0.78%            +1.09%
-------------------------------------------------------------------------------------------------------------------
   Distribution Rate 4                                   3.20%
-------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate 5                5.50%
-------------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6                           3.01%
-------------------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield 5                            5.17%
-------------------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 7
-------------------------------------------------------------------------------------------------------------------
      Without Waiver                                     1.31%
-------------------------------------------------------------------------------------------------------------------
      With Waiver                                        0.50%
-------------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

THE FUND'S MANAGER AND ADMINISTRATOR HAVE AGREED IN ADVANCE TO VOLUNTARILY WAIVE OR LIMIT THEIR FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND. THE FUND'S MANAGER AND ADMINISTRATOR MAY END THIS ARRANGEMENT AT ANY TIME.


26 | Semiannual Report

ENDNOTES

BECAUSE MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 2/1/06, these shares were offered without an initial sales charge; thus actual total returns would have differed.

1. The Fund's manager and administrator have agreed in advance to waive a portion of its management fees. If the manager and administrator had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 2.29%. The manager and administrator may end this arrangement at any time upon notice to the Fund's board.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. Distribution rate is based on an annualization of the 2.70 cent per share current monthly dividend and the maximum offering price of $10.12 on 3/31/07.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/06 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/07.

7. Figures are as stated in the Fund's prospectus current as of the date of this report.


                                                          Semiannual Report | 27

Your Fund's Expenses

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


28 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT      ENDING ACCOUNT         EXPENSES PAID DURING
CLASS A                                               VALUE 10/1/06         VALUE 3/31/07        PERIOD* 10/1/06-3/31/07
--------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000                $1,015.20                   $2.51
--------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000                $1,022.44                   $2.52
--------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                          Semiannual Report | 29

Franklin New York Tax-Exempt Money Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin New York Tax-Exempt Money Fund seeks to provide as high a level of income exempt from federal, New York state and New York City personal income taxes as is consistent with prudent investment management, preservation of capital and liquidity by investing at least 80% of its total assets in securities that pay interest free from federal income taxes and New York state personal income taxes. As a non-fundamental policy, the Fund also normally invests at least 80% of its total assets in securities that pay interest free from the personal income taxes of New York City. 1 The Fund tries to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC) OR ANY OTHER GOVERNMENT AGENCY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

This semiannual report for Franklin New York Tax-Exempt Money Fund covers the period ended March 31, 2007.

PERFORMANCE OVERVIEW

Short-term yields remained relatively unchanged over the period. Franklin New York Tax-Exempt Money Fund's seven-day effective yield declined from 3.06% on September 30, 2006, to 3.04% on March 31, 2007.

INVESTMENT STRATEGY

We invest predominantly in high-quality, short-term municipal securities. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that a portion of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid the imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 52.


30 | Semiannual Report

MANAGER'S DISCUSSION

During the reporting period, the Fed left the federal funds target rate unchanged at 5.25% and maintained an inflation risk bias. Concerns over inflation and uncertain future economic growth led to lower expectations of a Fed easing in early 2007 and slightly cheaper fixed-rate, short-term securities.

The Bond Market Association Municipal Swap Index, a benchmark for variable rate securities, which make up a large portion of Franklin New York Tax-Exempt Money Fund, averaged a rate of 3.59% for the period under review. 2

During the period, the Fund purchased several issues including Syracuse revenue anticipation notes, Metropolitan Transportation Authority tax-exempt commercial paper and New York City Transitional Finance Authority bond anticipation notes.

Thank you for your participation in Franklin New York Tax-Exempt Money Fund. We look forward to serving your future investment needs.

2. Source: Thomson Financial. The Bond Market Association Municipal Swap Index is a weekly high-grade market index composed of seven-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
Franklin New York Tax-Exempt Money Fund 3/31/07

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                     INVESTMENTS
--------------------------------------------------------------------------------
Variable Rate Notes                                                        73.9%
--------------------------------------------------------------------------------
Notes and Bonds                                                            16.3%
--------------------------------------------------------------------------------
Tax-Exempt Commercial Paper                                                 9.8%
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY 1
Franklin New York Tax-Exempt Money Fund 3/31/07

--------------------------------------------------------------------------------
Seven-day effective yield 2                                                3.04%
--------------------------------------------------------------------------------
Seven-day annualized yield                                                 3.00%
--------------------------------------------------------------------------------
Taxable equivalent yield 3                                                 5.16%
--------------------------------------------------------------------------------
Total Annual Operating Expenses 4
--------------------------------------------------------------------------------
   Without Waiver                                                          0.79%
--------------------------------------------------------------------------------
   With Waiver                                                             0.64%
--------------------------------------------------------------------------------

1. The Fund's manager has agreed in advance to waive a portion of its fees. If the manager had not taken this action, the Fund's annualized and effective yields for the period would have been 2.85% and 2.89%. The manager may end this arrangement at any time upon notice to the Fund's board.

2. The seven-day effective yield assumes the compounding of daily dividends.

3. Taxable equivalent yield assumes the published rates as of 12/28/06 for the maximum combined effective federal and New York state and City personal income tax rate of 41.82%, based on the federal income tax rate of 35.00%.

4. Figures are as stated in the Fund's prospectus current as of the date of this report.

Annualized and effective yields are for the seven-day period ended 3/31/07. The Fund's average weighted maturity was 26 days. Yields reflect Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

THE FUND'S MANAGER HAS AGREED IN ADVANCE TO VOLUNTARILY WAIVE OR LIMIT ITS FEES AND TO ASSUME AS ITS OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND. THE FUND'S MANAGER MAY END THIS ARRANGEMENT AT ANY TIME.


                                                          Semiannual Report | 31

Your Fund's Expenses

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) of the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the Fund's actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


32 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------------------------
                                                    BEGINNING ACCOUNT      ENDING ACCOUNT          EXPENSES PAID DURING
                                                      VALUE 10/1/06        VALUE 3/31/07         PERIOD* 10/1/06-3/31/07
-------------------------------------------------------------------------------------------------------------------------
Actual                                                   $1,000               $1,014.60                   $3.21
-------------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)                 $1,000               $1,021.74                   $3.23
-------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.64%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                          Semiannual Report | 33

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                   ------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                                              YEAR ENDED
                                                    MARCH 31, 2007         YEAR ENDED SEPTEMBER 30,             DECEMBER 31,
CLASS A                                              (UNAUDITED)          2006        2005        2004 f        2003        2002
                                                   ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............     $   11.58      $   11.62   $   11.64   $   11.71     $   11.69   $   11.22
                                                   ------------------------------------------------------------------------------

Income from investment operations a:

   Net investment income b ......................          0.23           0.48        0.50        0.39          0.52        0.53

   Net realized and unrealized gains (losses) ...         (0.03)         (0.04)      (0.01)      (0.07)         0.02        0.47
                                                   ------------------------------------------------------------------------------

Total from investment operations ................          0.20           0.44        0.49        0.32          0.54        1.00
                                                   ------------------------------------------------------------------------------

Less distributions from net investment income ...         (0.24)         (0.48)      (0.51)      (0.39)        (0.52)      (0.53)
                                                   ------------------------------------------------------------------------------

Redemption fees .................................            -- d           -- d        -- d        --            --          --
                                                   ------------------------------------------------------------------------------

Net asset value, end of period ..................     $   11.54      $   11.58   $   11.62   $   11.64     $   11.71   $   11.69
                                                   ==============================================================================

Total return c ..................................          1.74%          3.90%       4.23%       2.77%         4.69%       9.17%

RATIOS TO AVERAGE NET ASSETS

Expenses ........................................          0.70% e        0.70%       0.70%       0.71% e       0.71%       0.71%

Net investment income ...........................          4.06% e        4.17%       4.25%       4.44% e       4.44%       4.66%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............     $ 401,412      $ 326,772   $ 304,673   $ 292,813     $ 296,917   $ 291,965

Portfolio turnover rate .........................          1.95%         24.10%      13.65%       7.96%         7.96%       9.52%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the period January 1, 2004 to September 30, 2004.


34 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND

                                                   -----------------------------------------------------------------------------
                                                   SIX MONTHS ENDED                                             YEAR ENDED
                                                    MARCH 31, 2007       YEAR ENDED SEPTEMBER 30,              DECEMBER 31,
CLASS C                                              (UNAUDITED)         2006        2005        2004 f        2003        2002
                                                   -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............      $  11.75      $  11.78    $  11.81    $  11.87      $  11.84    $  11.35
                                                   -----------------------------------------------------------------------------

Income from investment operations a:

   Net investment income b ......................          0.21          0.42        0.44        0.34          0.46        0.47

   Net realized and unrealized gains (losses) ...         (0.03)        (0.03)      (0.03)      (0.06)         0.02        0.49
                                                   -----------------------------------------------------------------------------

Total from investment operations ................          0.18          0.39        0.41        0.28          0.48        0.96
                                                   -----------------------------------------------------------------------------

Less distributions from net investment income ...         (0.21)        (0.42)      (0.44)      (0.34)        (0.45)      (0.47)
                                                   -----------------------------------------------------------------------------

Redemption fees .................................            -- d          -- d        -- d        --            --          --
                                                   -----------------------------------------------------------------------------

Net asset value, end of period ..................      $  11.72      $  11.75    $  11.78     $ 11.81      $  11.87    $  11.84
                                                   =============================================================================

Total return c ..................................          1.53%         3.36%       3.52%       2.40%         4.12%       8.65%

RATIOS TO AVERAGE NET ASSETS

Expenses ........................................          1.25% e       1.25%       1.25%       1.26% e       1.27%       1.25%

Net investment income ...........................          3.51% e       3.62%       3.70%       3.89% e       3.88%       4.12%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ...............      $ 49,189      $ 44,446    $ 40,110    $ 37,606      $ 39,803    $ 29,207

Portfolio turnover rate .........................          1.95%        24.10%      13.65%       7.96%         7.96%       9.52%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the period January 1, 2004 to September 30, 2004.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 35

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 94.6%
  MUNICIPAL BONDS 94.6%
  NEW YORK 94.6%
  Amherst IDA Civic Facility Revenue, University of Buffalo Foundation, Student Housing,
    Creekside Project, Series A, AMBAC Insured, 5.00%, 8/01/32 ................................   $  2,785,000   $  2,920,073
  Babylon IDA Civic Facility Revenue, Winthrop South Nassau University Health Systems East
    Inc. Project, Series A, AMBAC Insured, 6.00%, 8/01/24 .....................................      4,020,000      4,251,592
  Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 .......................................        200,000        213,762
  Buffalo Municipal Water Finance Authority Water System Revenue, FSA Insured, Pre-Refunded,
    6.00%,
     7/01/26 ..................................................................................      1,185,000      1,257,901
     7/01/29 ..................................................................................      3,000,000      3,184,560
  Central Square GO, Central School District, FGIC Insured, ETM, 6.50%, 6/15/09 ...............        900,000        955,584
  Eastport South Manor Central School District GO, FGIC Insured, Pre-Refunded, 5.00%,
    6/15/20 ...................................................................................      1,000,000      1,075,370
  Erie County GO, Sewer District, Series B, MBIA Insured, 5.00%, 12/01/35 .....................      2,000,000      2,113,540
  Fredonia Central School District GO, Refunding, FGIC Insured, 5.00%, 6/01/19 ................      2,300,000      2,397,313
  Hempstead Town IDA Civic Facilities Revenue, Hofstra University Project, MBIA Insured,
    5.80%, 7/01/15 ............................................................................      1,340,000      1,360,180
  Hudson Yards Infrastructure Corp. Revenue, Series A, FGIC Insured, 5.00%, 2/15/47 ...........     20,000,000     21,164,200
  Irvington Union Free School District GO, Refunding, FSA Insured, 5.00%, 4/01/32 .............      5,330,000      5,646,602
  Long Island Power Authority Electric System Revenue, General,
     Refunding, Series A, XLCA Insured, 5.00%, 12/01/26 .......................................      5,000,000      5,297,350
     Series A, FSA Insured, Pre-Refunded, 5.125%, 12/01/22 ....................................      5,000,000      5,137,708
     Series A, MBIA Insured, Pre-Refunded, 5.75%, 12/01/24 ....................................      1,540,000      1,592,991
  Madison County IDA Civic Facility Revenue,
     Colgate University Project, Series A, AMBAC Insured, 5.00%, 7/01/35 ......................      6,165,000      6,527,255
     College University Project, Series A, MBIA Insured, 5.00%, 7/01/39 .......................      3,750,000      3,930,638
     Morrisville State College Foundation, Series A, CIFG Insured, 5.00%, 6/01/37 .............      1,000,000      1,052,470
  Middle Country Central School District Centereach GO, FSA Insured, 4.875%, 6/01/20 ..........      1,650,000      1,710,390
  Monroe County IDA Civic Facility Revenue, Nazareth College Rochester Project, MBIA Insured,
     5.25%, 10/01/21 ..........................................................................      1,520,000      1,617,873
     5.00%, 10/01/31 ..........................................................................      3,100,000      3,242,135
  Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 ............      1,055,000      1,191,644
  MTA Commuter Facilities Revenue, Series A, FSA Insured, Pre-Refunded, 5.00%, 7/01/23 ........      3,000,000      3,166,110
  MTA Dedicated Tax Fund Revenue,
     Refunding, Series A, MBIA Insured, 5.00%, 11/15/30 .......................................      8,000,000      8,369,680
     Series A, FGIC Insured, Pre-Refunded, 6.00%, 4/01/30 .....................................      2,500,000      2,670,925
     Series A, FGIC Insured, Pre-Refunded, 5.00%, 11/15/31 ....................................      2,000,000      2,119,720
     Series A, MBIA Insured, 5.00%, 11/15/35 ..................................................      6,000,000      6,376,200
  MTA Revenue, Refunding, Series A, FGIC Insured, 5.25%, 11/15/31 .............................      4,000,000      4,278,040
  MTA Service Contract Revenue,
     Refunding, AMBAC Insured, 5.00%, 7/01/30 .................................................      7,000,000      7,294,000
     Series B, MBIA Insured, 5.00%, 1/01/31 ...................................................      3,000,000      3,124,560
  Nassau County GO, Public Improvement, Series E, FSA Insured, Pre-Refunded, 6.00%, 3/01/20 ...      1,510,000      1,610,460
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
    Pre-Refunded, 5.75%, 8/01/29 ..............................................................      2,655,000      2,831,796


36 | Semiannual Report

Franklin New York Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York City GO,
     Series A, MBIA Insured, 6.00%, 5/15/30 ...................................................   $     15,000   $     16,047
     Series A, MBIA Insured, Pre-Refunded, 6.00%, 5/15/30 .....................................      1,985,000      2,143,661
     Series I, MBIA Insured, 5.00%, 4/15/29 ...................................................      2,930,000      3,011,278
     Series I, MBIA Insured, Pre-Refunded, 5.00%, 4/15/29 .....................................         70,000         72,622
  New York City Health and Hospital Corp. Revenue, Health System, Series A, FSA Insured,
    5.125%, 2/15/23 ...........................................................................      3,890,000      4,079,754
  New York City IDA Civic Facility Revenue,
     Ethical Culture School Project, Series B-1, XLCA Insured, 5.00%, 6/01/35 .................      5,000,000      5,273,600
     Polytechnic Prep Country Day School, FSA Insured, 5.375%, 5/01/29 ........................        980,000      1,028,814
  New York City IDAR,
     Queens Baseball Stadium-Pilot, AMBAC Insured, 4.75%, 1/01/42 .............................      2,000,000      2,042,120
     Yankee Stadium, Pilot, MBIA Insured, 5.00%, 3/01/36 ......................................     10,000,000     10,600,100
  New York City Municipal Water Authority Revenue, Refunding, Series E, FGIC Insured,
    5.00%, 6/15/26 ............................................................................      1,000,000      1,035,880
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Refunding, Series B, FGIC Insured, 5.125%, 6/15/31 .......................................      5,000,000      5,217,150
     Series B, MBIA Insured, Pre-Refunded, 5.50%, 6/15/27 .....................................      5,000,000      5,068,650
     Series G, FSA Insured, 5.00%, 6/15/34 ....................................................      3,000,000      3,105,300
  New York City Transitional Finance Authority Building Aid Revenue, Series S-2, FGIC
    Insured, 5.00%, 1/15/37 ...................................................................     10,000,000     10,627,400
  New York City Transitional Finance Authority Revenue, Future Tax Secured,
     Series A, FGIC Insured, 5.00%, 5/01/28 ...................................................      5,915,000      6,123,977
     Series A, FGIC Insured, Pre-Refunded, 5.00%, 5/01/28 .....................................         85,000         89,536
     Series C, 4.75%, 5/01/23 .................................................................      1,755,000      1,782,887
     Series C, Pre-Refunded, 4.75%, 5/01/23 ...................................................         45,000         46,011
     Series D, MBIA Insured, 5.00%, 2/01/22 ...................................................      2,000,000      2,096,540
  New York City Transportation Authority MTA Triborough Bridge and Tunnel Authority COP,
    AMBAC Insured, Pre-Refunded, 5.75%, 1/01/20 ...............................................      3,000,000      3,196,410
  New York City Transportation Authority MTA Triborough COP, Series A, AMBAC Insured,
    Pre-Refunded, 5.25%, 1/01/29 ..............................................................      3,500,000      3,683,855
  New York City Trust Cultural Resources Revenue,
     American Museum of Natural History, Series A, MBIA Insured, 5.65%, 4/01/27 ...............      2,000,000      2,022,580
     Museum of Modern Art 2001, Series D, AMBAC Insured, 5.125%, 7/01/31 ......................      7,500,000      7,891,350
  New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC Insured,
    5.00%,
     11/15/35 .................................................................................      5,675,000      6,000,064
     11/15/44 .................................................................................     13,000,000     13,639,210
  New York State Appropriated Tobacco Corp. Revenue, Asset-Backed, Series A-1, AMBAC
    Insured, 5.25%, 6/01/21 ...................................................................      6,000,000      6,398,760
  New York State Dormitory Authority Lease Revenue, Master Boces Program, Series A, FSA Insured,
    5.25%, 8/15/21 ............................................................................      1,740,000      1,828,357
  New York State Dormitory Authority Revenue,
     Iona College, XLCA Insured, 5.125%, 7/01/32 ..............................................      4,000,000      4,220,320
     School Districts Financing Program, Series D, MBIA Insured, 5.25%, 10/01/23 ..............      1,750,000      1,873,813
     School Districts Financing Program, Series D, MBIA Insured, 5.00%, 10/01/30 ..............      1,750,000      1,833,755


                                                          Semiannual Report | 37

Franklin New York Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York State Dormitory Authority Revenues,
     853 Schools Program, Issue 2, Series E, AMBAC Insured, 5.75%, 7/01/19 ....................   $  1,340,000   $  1,410,243
     City University System Consolidated, Third General, Series 1, FSA Insured,
       Pre-Refunded, 5.50%, 7/01/29 ...........................................................      1,585,000      1,665,597
     Good Samaritan Hospital Medical Center, Series A, MBIA Insured, 5.50%, 7/01/24 ...........      2,000,000      2,086,700
     Insured Mortgage Nursing Home, MBIA Insured, 5.40%, 2/01/31 ..............................        400,000        427,452
     Insured Mortgage Nursing Home, MBIA Insured, 5.50%, 2/01/41 ..............................      1,880,000      2,007,802
     Maimonides Medical Center, MBIA Insured, 5.00%, 8/01/24 ..................................      6,540,000      6,875,044
     Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 ........................      1,500,000      1,517,325
     Mental Health Services, Refunding, Series B, MBIA Insured, 5.00%, 2/15/24 ................        285,000        293,274
     Mental Health Services, Series B, MBIA Insured, Pre-Refunded, 5.00%, 2/15/24 .............      1,975,000      2,044,619
     Mental Health Services, Series D, FSA Insured, Pre-Refunded, 5.25%, 2/15/29 ..............      1,850,000      1,937,653
     Mental Health Services, Series D, FSA Insured, Pre-Refunded, 5.25%, 2/15/29 ..............        150,000        155,927
     Mental Health Services Facilities Improvement, Series A, MBIA Insured, Pre-Refunded,
       5.25%, 8/15/26 .........................................................................      2,570,000      2,741,856
     Montefiore Hospital, FGIC Insured, 5.00%, 8/01/33 ........................................     11,000,000     11,573,650
     New York University, Series 2, AMBAC Insured, 5.00%, 7/01/23 .............................        885,000        917,064
     Non State Supported Debt, Educational Housing Services, Student, AMBAC Insured,
       5.25%, 7/01/30 .........................................................................      5,150,000      5,905,453
     Non State Supported Debt, Hospital Special Surgery, MBIA Insured, 5.00%, 8/15/29 .........      2,500,000      2,634,350
     Non State Supported Debt, NYSARC Inc., Refunding, Series A, FSA Insured, 5.00%,
       7/01/34 ................................................................................      5,510,000      5,821,921
     Non State Supported Debt, St. Johns University, Series A, MBIA Insured, 5.00%, 7/01/26 ...      5,000,000      5,347,050
     Non State Supported Debt, University of Rochester, Refunding, Series A, MBIA
       Insured, 5.00%, 7/01/27 ................................................................        145,000        148,431
     Non State Supported Debt, University of Rochester, Refunding, Series C, AMBAC
       Insured, 4.50%, 7/01/25 ................................................................      5,210,000      5,271,218
     Non State Supported Debt, University of Rochester, Refunding, Series C, AMBAC
       Insured, 4.50%, 7/01/26 ................................................................      5,440,000      5,499,622
     Non State Supported Debt, University of Rochester, Series A, MBIA Insured,
       Pre-Refunded, 5.00%, 7/01/27 ...........................................................        855,000        878,384
     NYSARC Inc., Series A, FSA Insured, 5.00%, 7/01/26 .......................................      1,700,000      1,792,973
     Pace University, MBIA Insured, Pre-Refunded, 5.75%, 7/01/26 ..............................      6,500,000      6,663,150
     Pace University, MBIA Insured, Pre-Refunded, 6.00%, 7/01/29 ..............................      3,000,000      3,247,860
     Series 1, MBIA Insured, 5.00%, 7/01/24 ...................................................      2,000,000      2,094,760
     Siena College, MBIA Insured, 5.00%, 7/01/31 ..............................................      3,500,000      3,653,720
     Siena College, MBIA Insured, Pre-Refunded, 5.70%, 7/01/17 ................................      2,000,000      2,049,960
     St. John's University, Series A, MBIA Insured, Pre-Refunded, 5.25%, 7/01/30 ..............      3,500,000      3,758,055
     State Supported Debt, Lease, State University Dormitory Facilities, Series A, MBIA
       Insured, 5.00%, 7/01/36 ................................................................      5,170,000      5,483,767
     Upstate Community Colleges, MBIA Insured, Pre-Refunded, 5.125%, 7/01/30 ..................      5,945,000      6,278,277
     Wildwood Programs Inc., Refunding, MBIA Insured, 5.875%, 7/01/15 .........................      1,000,000      1,015,230
  New York State Energy Research and Development Authority PCR, Central Hudson Gas, Refunding,
    Series A, AMBAC Insured, 5.45%, 8/01/27 ...................................................      3,500,000      3,661,595
  New York State Environmental Facilities Corp. Water Facilities Revenue, Spring Valley Water
    Project, Refunding, Series B, AMBAC Insured, 6.15%, 8/01/24 ...............................      3,000,000      3,006,000


38 | Semiannual Report

Franklin New York Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York State Municipal Bond Bank Agency Special Program Revenue, Buffalo, Series A,
    AMBAC Insured, 5.25%, 5/15/31 .............................................................   $  4,000,000   $  4,212,560
  New York State Thruway Authority General Revenue, AMBAC Insured, 5.00%, 1/01/30 .............     11,900,000     12,563,187
  New York State Thruway Authority Highway and Bridge Trust Fund Revenue, Series B, MBIA
    Insured, Pre-Refunded, 4.90%, 4/01/20 .....................................................      2,120,000      2,235,158
  New York State Urban Development Corp. Revenue, Correctional Facilities Service Contract,
     Series C, AMBAC Insured, Pre-Refunded, 6.00%, 1/01/29 ....................................     11,200,000     11,764,144
  Niagara Falls City School District COP, High School Facility, MBIA Insured,
    Pre-Refunded, 5.375%, 6/15/28 .............................................................      2,000,000      2,061,720
  Niagara Falls Public Improvement GO, MBIA Insured, 6.85%, 3/01/19 ...........................          5,000          5,013
  North Hempstead GO, Refunding, Series B, FGIC Insured, 6.40%,
     4/01/15 ..................................................................................      1,065,000      1,253,505
     4/01/16 ..................................................................................      1,000,000      1,189,750
  Oswego County IDA Civic Facility Revenue, Oswego School District Public Library Project, XLCA
    Insured, 5.00%, 12/15/30 ..................................................................      1,805,000      1,926,350
  Rensselaer City School District COP, XLCA Insured, 5.00%, 6/01/36 ...........................      9,000,000      9,507,150
  Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 .........................................        810,000        899,157
  Sachem Central School District Holbrook GO, MBIA Insured, Pre-Refunded, 5.00%, 6/15/30 ......      1,000,000      1,075,370
  Sales Tax Asset Receivable Corp. Revenue, Series A, AMBAC Insured, 5.00%, 10/15/32 ..........     10,000,000     10,577,900
  Schenectady IDA Civic Facility Revenue,
     Schaffer Heights, Series A, GNMA Secured, 6.00%, 11/01/30 ................................      3,000,000      3,189,060
     Schaffer Heights, Series A, GNMA Secured, 6.05%, 11/01/35 ................................      2,375,000      2,520,778
     Union College Project, Series A, AMBAC Insured, 5.00%, 7/01/32 ...........................      2,395,000      2,503,110
  St. Lawrence County IDA Civic Facility Revenue, St. Lawrence University Project, Series A,
    MBIA Insured, 5.00%, 7/01/28 ..............................................................      2,455,000      2,523,544
  Taconic Hills Central School District at Craryville GO, Columbia County, Refunding, FGIC
    Insured, 5.00%, 6/15/27 ...................................................................      1,295,000      1,357,005
  Triborough Bridge and Tunnel Authority Revenues, General Purpose, Series B, MBIA Insured,
    Pre-Refunded, 5.20%, 1/01/27 ..............................................................      1,000,000      1,137,410
  Upper Mohawk Valley Regional Water Finance Authority Water Systems Revenue, AMBAC Insured,
     Pre-Refunded, 5.75%, 8/01/29 .............................................................        550,000        581,812
     Series A, FSA Insured, Pre-Refunded, 5.125%, 10/01/26 ....................................      2,000,000      2,035,360
  Warren and Washington Counties IDA Civic Facility Revenue, Series B, FSA Insured,
    5.00%, 12/01/27 ...........................................................................      3,680,000      3,890,864
  Westchester County Health Care Corp. Revenue, Series B, 5.375%, 11/01/30 ....................      1,500,000      1,575,675
                                                                                                                 ------------
  TOTAL LONG TERM INVESTMENTS (COST $408,943,131) .............................................                   426,183,987
                                                                                                                 ------------
  SHORT TERM INVESTMENTS 2.3%
  MUNICIPAL BONDS 2.3%
  NEW YORK 2.3%
a Jay Street Development Corp. Courts Facility Lease Revenue, Jay Street Project, Series A,
    Daily VRDN and Put, 3.74%, 5/01/22 ........................................................      1,300,000      1,300,000
a Long Island Power Authority Electric System Revenue,
     Sub Series 2, Daily VRDN and Put, 3.74%, 5/01/33 .........................................        600,000        600,000
     Sub Series 3B, Daily VRDN and Put, 3.76%, 5/01/33 ........................................      4,400,000      4,400,000


                                                          Semiannual Report | 39

Franklin New York Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PRINCIPAL
  FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND                                                     AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
a New York City Municipal Water Finance Authority Water and Sewer System Revenue,
     Series A, FGIC Insured, Daily VRDN and Put, 3.67%, 6/15/25 ...............................   $  1,600,000   $  1,600,000
     Series C, FGIC Insured, Daily VRDN and Put, 3.76%, 6/15/22 ...............................      1,900,000      1,900,000
     Series G, FGIC Insured, Daily VRDN and Put, 3.74%, 6/15/24 ...............................        700,000        700,000
                                                                                                                 ------------
  TOTAL SHORT TERM INVESTMENTS (COST $10,500,000) .............................................                    10,500,000
                                                                                                                 ------------
  TOTAL INVESTMENTS (COST $419,443,131) 96.9% .................................................                   436,683,987
  OTHER ASSETS, LESS LIABILITIES 3.1% .........................................................                    13,916,739
                                                                                                                 ------------
  NET ASSETS 100.0% ...........................................................................                  $450,600,726
                                                                                                                 ============

See Selected Portfolio Abbreviations on page 54.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


40 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                  ------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED                                              YEAR ENDED
                                                   MARCH 31, 2007          YEAR ENDED SEPTEMBER 30,            DECEMBER 31,
CLASS A                                             (UNAUDITED)            2006        2005        2004 f       2003       2002
                                                  ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........       $  10.93         $  10.96    $  11.15    $  11.16     $  11.04   $  10.51
                                                  ------------------------------------------------------------------------------

Income from investment operations a:

   Net investment income b ....................           0.20             0.39        0.38        0.30         0.41       0.44

   Net realized and unrealized gains
      (losses) ................................          (0.06)           (0.04)      (0.19)      (0.02)        0.12       0.54
                                                  ------------------------------------------------------------------------------

Total from investment operations ..............           0.14             0.35        0.19        0.28         0.53       0.98
                                                  ------------------------------------------------------------------------------

Less distributions from net investment
   income .....................................          (0.20)           (0.38)      (0.38)      (0.29)       (0.41)     (0.45)
                                                  ------------------------------------------------------------------------------

Redemption fees ...............................             -- d             -- d        -- d        --           --         --
                                                  ------------------------------------------------------------------------------

Net asset value, end of period ................       $  10.87         $  10.93    $  10.96    $  11.15     $  11.16   $  11.04
                                                  ==============================================================================

Total return c ................................           1.30%            3.28%       1.72%       2.57%        4.85%      9.46%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments
   by affiliates ..............................           0.77% e          0.75%       0.74%       0.75% e      0.75%      0.78%

Expenses net of waiver and payments
   by affiliates ..............................           0.77% e          0.75%       0.74%       0.67% e      0.60%      0.60%

Net investment income .........................           3.59% e          3.56%       3.40%       3.57% e      3.64%      4.05%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $258,923         $222,308    $233,785    $227,288     $217,829   $180,829

Portfolio turnover rate .......................           4.17%           30.01%       5.42%       4.66%        3.35%      8.92%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the period January 1, 2004 to September 30, 2004.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 41

Franklin New York Tax-Free Trust

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                  -----------------------------------------------------------------------
                                                  SIX MONTHS ENDED                                          PERIOD ENDED
                                                   MARCH 31, 2007          YEAR ENDED SEPTEMBER 30,         DECEMBER 31,
CLASS C                                             (UNAUDITED)            2006        2005        2004 f         2003 g
                                                  -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........       $  10.95         $  10.97    $  11.16    $  11.17        $ 11.27
                                                  -----------------------------------------------------------------------

Income from investment operations a:

   Net investment income b ....................           0.17             0.33        0.32        0.25           0.17

   Net realized and unrealized gains
      (losses) ................................          (0.06)           (0.03)      (0.19)      (0.01)         (0.10)
                                                  -----------------------------------------------------------------------

Total from investment operations ..............           0.11             0.30        0.13        0.24           0.07
                                                  -----------------------------------------------------------------------

Less distributions from net investment
   income .....................................          (0.17)           (0.32)      (0.32)      (0.25)         (0.17)
                                                  -----------------------------------------------------------------------

Redemption fees ...............................             -- d             -- d        -- d        --             --
                                                  -----------------------------------------------------------------------

Net asset value, end of period ................       $  10.89         $  10.95    $  10.97    $  11.16        $ 11.17
                                                  =======================================================================

Total return c ................................           1.02%            2.81%       1.16%       2.14%          0.64%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by
   affiliates .................................           1.32% e          1.29%       1.29%       1.30% e        1.30% e

Expenses net of waiver and payments by
   affiliates .................................           1.32% e          1.29%       1.29%       1.22% e        1.15% e

Net investment income .........................           3.04% e          3.02%       2.85%       3.02% e        3.09% e

SUPPLEMENTAL DATA

Net assets, end of period (000's) .............       $ 12,019         $ 12,123    $ 12,323    $  8,772        $ 3,965

Portfolio turnover rate .......................           4.17%           30.01%       5.42%       4.66%          3.35%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the period January 1, 2004 to September 30, 2004.

g     For the period July 1, 2003 (effective date) to December 31, 2003.


42 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 98.2%
  MUNICIPAL BONDS 98.2%
  NEW YORK 93.5%
  Albany County Airport Authority Revenue, Series B, FSA Insured, 4.75%, 12/15/13 .............   $  1,850,000   $  1,900,505
  Albany IDA Civic Facility Revenue,
     Albany Medical Center Project, 5.75%, 5/01/09 ............................................        780,000        786,700
     St. Rose Project, Series A, AMBAC Insured, 5.00%, 7/01/12 ................................        420,000        441,273
  Amherst IDA Civic Facility Revenue,
     Mandatory Put 10/01/11, Refunding, Series A, Radian Insured, 4.20%, 10/01/31 .............      4,335,000      4,386,326
     University of Buffalo Foundation, Student Housing, Creekside Project, Series A, AMBAC
       Insured, 4.625%, 8/01/16 ...............................................................      1,030,000      1,076,741
  Bath Central School District GO, Refunding,
     FGIC Insured, 4.00%, 6/15/19 .............................................................      1,850,000      1,849,907
     FSA Insured, 5.10%, 6/15/13 ..............................................................        775,000        800,133
  Buffalo GO,
     Refunding, Series C, FGIC Insured, 5.25%, 12/01/15 .......................................      1,225,000      1,307,124
     Series E, FSA Insured, Pre-Refunded, 5.35%, 12/01/12 .....................................        880,000        927,819
  Byram Hills Central School District GO, ETM, 4.00%, 11/15/10 ................................      1,375,000      1,394,841
  Canisteo Central School District GO, Refunding, FSA Insured, 4.25%, 6/15/14 .................      1,080,000      1,107,292
  Clarence Central School District GO, Refunding, FSA Insured, 4.75%, 5/15/15 .................      2,390,000      2,504,720
  Connetquot Central School District Islip GO, Series B, FSA Insured, 4.40%, 6/15/16 ..........      1,000,000      1,026,110
  Dansville Central School District GO, Refunding, Series B, FGIC Insured,
     4.25%, 6/15/11 ...........................................................................        930,000        952,580
     4.35%, 6/15/12 ...........................................................................        870,000        899,389
     4.45%, 6/15/13 ...........................................................................        995,000      1,031,367
  Erie County GO,
     FGIC Insured, 4.70%, 11/01/12 ............................................................        700,000        717,962
     Public Improvement, Series A, FGIC Insured, 5.625%, 10/01/12 .............................      1,000,000      1,057,490
  Fayetteville-Manlius Central School District GO, Refunding, FGIC Insured, 4.50%, 6/15/15 ....      1,095,000      1,141,899
  Fredonia Central School District GO, Refunding, FGIC Insured, 4.125%, 6/01/09 ...............      1,000,000      1,011,810
  Guilderland Central School District, Refunding, Series A, FSA Insured, 4.00%, 5/15/10 .......      1,260,000      1,274,679
  Harborfields Central School District Greenlawn GO, FSA Insured, 5.00%, 6/01/17 ..............      2,105,000      2,219,428
  Highland Central School District GO, Refunding, FSA Insured, 4.125%, 6/15/16 ................      1,080,000      1,095,347
  Holland Patent Central School District GO, MBIA Insured, ETM, 4.25%,
     6/15/09 ..................................................................................      1,125,000      1,141,459
     6/15/10 ..................................................................................      1,125,000      1,147,871
  Huntington GO, Public Improvement, 4.20%, 9/01/13 ...........................................      1,230,000      1,250,676
  Islip Union Free School District No. 002 GO, Refunding, FGIC Insured, 5.00%, 7/01/18 ........      2,215,000      2,383,584
  Long Island Power Authority Electric System Revenue,
     General, Refunding, Series A, FGIC Insured, 5.00%, 12/01/19 ..............................      8,000,000      8,608,000
     MBIA Insured, Pre-Refunded, 5.125%, 4/01/11 ..............................................      1,410,000      1,445,476
     Refunding, Series 8, AMBAC Insured, 5.25%, 4/01/09 .......................................      2,000,000      2,062,880
  Madison County IDA Civic Facility Revenue, Morrisville State College Foundation, Series A,
    CIFG Insured, 5.00%, 6/01/15 ..............................................................      1,000,000      1,076,180
  Middle Country Central School District Centereach GO, FSA Insured, 4.75%, 6/01/17 ...........      1,650,000      1,709,812
  Monroe County GO, Public Improvement, FGIC Insured, 4.30%, 3/01/13 ..........................      3,015,000      3,092,697
  Montgomery Otsego Schoharie Counties Solid Waste Management Authority Revenue, Refunding,
    MBIA Insured, 4.00%, 1/01/13 ..............................................................      1,920,000      1,952,448


                                                          Semiannual Report | 43

Franklin New York Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  MTA Revenue, Transportation, Refunding, Series B, 5.00%, 11/15/25 ...........................   $ 10,160,000   $ 10,764,012
  MTA Transit Facilities Revenue,
     Series A, Pre-Refunded, 6.00%, 7/01/15 ...................................................      1,500,000      1,578,420
     Series C, FSA Insured, Pre-Refunded, 4.75%, 7/01/16 ......................................      1,370,000      1,444,583
     Series C, FSA Insured, Pre-Refunded, 4.75%, 7/01/16 ......................................        545,000        572,070
  Nassau County GO, Refunding, Series A, FGIC Insured, 6.00%, 7/01/11 .........................      1,000,000      1,090,690
  Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series
    H, AMBAC Insured, 5.25%, 11/15/17 .........................................................      1,500,000      1,637,385
  Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
    Pre-Refunded, 6.00%, 8/01/10 ..............................................................      1,000,000      1,072,120
  New York Bridge Authority Revenue, General, 4.125%, 1/01/13 .................................      4,000,000      4,078,360
  New York City GO,
     Refunding, Series F, 5.25%, 8/01/13 ......................................................      1,095,000      1,162,058
     Refunding, Series G, XLCA Insured, 5.50%, 8/01/12 ........................................      2,000,000      2,169,420
     Series D, 4.30%, 10/15/16 ................................................................      3,000,000      3,058,170
     Series H, 4.125%, 8/01/11 ................................................................      1,560,000      1,584,336
  New York City Health and Hospital Corp. Revenue, Health System,
     Refunding, Series A, AMBAC Insured, 4.60%, 2/15/12 .......................................      1,000,000      1,023,380
     Series A, FSA Insured, 4.15%, 2/15/12 ....................................................        750,000        763,868
     Series A, FSA Insured, 4.30%, 2/15/13 ....................................................      1,000,000      1,023,310
  New York City IDA Civic Facility Revenue, Institute of International Education Inc.
    Project, 5.125%, 9/01/16 ..................................................................      2,320,000      2,417,788
  New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Refunding, Series A, 5.375%, 6/15/15 ......................................................      5,000,000      5,377,700
  New York City Transitional Finance Authority Building Aid Revenue, Series S-2, FSA
    Insured, 5.00%, 1/15/14 ...................................................................      7,320,000      7,885,690
  New York City Transitional Finance Authority Revenue,
     Future Tax Secured, Series A, 4.75%, 11/15/13 ............................................      1,000,000      1,031,410
     Future Tax Secured, Series B, 4.75%, 11/01/16 ............................................      2,200,000      2,263,844
     Future Tax Secured, Series B, Pre-Refunded, 6.00%, 11/15/13 ..............................      1,000,000      1,079,930
     Subordinated, Future Tax Secured, Refunding, Series B, 5.00%, 11/01/18 ...................      5,015,000      5,453,411
  New York Convention Center Development Corp. Revenue, Hotel Unit Fee Secured, AMBAC
    Insured, 5.00%, 11/15/20 ..................................................................      5,775,000      6,174,688
  New York State Appropriated Tobacco Corp. Revenue, Asset-Backed, Series A-1, AMBAC
    Insured, 5.25%, 6/01/21 ...................................................................      4,200,000      4,479,132
  New York State Dormitory Authority Lease Revenue, State University Dormitory
    Facilities, Series A, Pre-Refunded, 5.50%, 7/01/12 ........................................      1,815,000      1,936,260
  New York State Dormitory Authority Revenue,
     Mount St. Mary College, Radian Insured, 4.00%, 7/01/12 ...................................      2,080,000      2,086,739
     Teachers College, MBIA Insured, 4.00%, 7/01/12 ...........................................      1,000,000      1,017,470
  New York State Dormitory Authority Revenues,
     City University, Refunding, Series F, FGIC Insured, 5.75%, 7/01/09 .......................      1,000,000      1,030,290
     Department of Health, Refunding, Sub Series 2, FGIC Insured, 5.00%, 7/01/18 ..............      5,000,000      5,327,550
     Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/17 .......................................      1,720,000      1,839,454
     Hospital, Maimonides, MBIA Insured, 5.00%, 8/01/19 .......................................      1,895,000      2,014,195
     Mandatory Put 5/15/12, Refunding, Series B, 5.25%, 11/15/23 ..............................      2,000,000      2,134,500
     Montefiore Hospital, FGIC Insured, 5.00%, 2/01/18 ........................................      2,975,000      3,173,046


44 | Semiannual Report

Franklin New York Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  New York State Dormitory Authority Revenues, (continued)
     New York State Department of Health, Refunding, 5.25%, 7/01/17 ...........................   $  5,000,000   $  5,389,300
     Non State Supported Debt, Bishop Henry B. Hucles Nursing, 5.00%, 7/01/24 .................      4,765,000      5,072,962
     Office of General Services, MBIA Insured, 5.00%, 4/01/18 .................................      2,000,000      2,058,340
     Secured Hospital, Catskill Regional, Refunding, FGIC Insured, 5.25%, 2/15/18 .............      2,300,000      2,500,307
     St. John's University, Series A, MBIA Insured, 5.00%, 7/01/14 ............................        750,000        793,417
     State Supported Debt, Lease, State University Dormitory Facilities, Series A, MBIA
       Insured, 5.00%, 7/01/21 ................................................................      1,980,000      2,120,540
     State Supported Debt, Lease, State University Dormitory Facilities, Series A, MBIA
       Insured, 5.00%, 7/01/22 ................................................................      1,730,000      1,850,045
     State University, Capital Appreciation Bond, Refunding, Series B, MBIA Insured, zero cpn.,
       5/15/08 ................................................................................      3,000,000      2,883,120
     Supported Debt, State University Dormitory Facilities, Series B, MBIA Insured, 5.00%,
       7/01/17 ................................................................................      2,875,000      3,106,437
     University of Rochester, Series A, Pre-Refunded, 5.25%, 7/01/21 ..........................        500,000        549,475
  New York State Energy Research and Development Authority PCR, New York State Electric and
    Gas,
     MBIA Insured, 4.10%, 3/15/15 .............................................................      2,000,000      2,021,760
     Series B, MBIA Insured, 4.00%, 10/15/15 ..................................................      5,000,000      5,032,700
     Series D, MBIA Insured, 4.10%, 12/01/15 ..................................................      2,000,000      2,020,220
  New York State Environmental Facilities Corp. State Clean Water and Drinking Revenue,
    Revolving Funds, Series B,
     5.80%, 1/15/16 ...........................................................................      1,010,000      1,065,661
     Pre-Refunded, 5.80%, 1/15/16 .............................................................      1,490,000      1,576,480
  New York State GO, Series A, FGIC Insured, 4.00%, 3/01/24 ...................................      6,415,000      6,200,226
  New York State HFAR, Health Facilities of New York City, Refunding, Series A, 6.00%,
    11/01/08 ..................................................................................      3,045,000      3,072,831
  New York State Local Government Assistance Corp. Revenue, Refunding, Series B, MBIA Insured,
    4.875%, 4/01/20 ...........................................................................      3,750,000      3,823,875
  New York State Thruway Authority General Revenue, Series F, AMBAC Insured, 5.00%, 1/01/22 ...      6,535,000      6,948,143
  New York State Thruway Authority Highway and Bridge Trust Fund Revenue,
    FSA Insured, 5.25%, 4/01/12 ...............................................................      1,620,000      1,738,827
     Second General, Refunding, Series B, FGIC Insured, 5.00%, 4/01/16 ........................      7,500,000      8,142,300
     Series C, FGIC Insured, Pre-Refunded, 5.25%, 4/01/14 .....................................      2,000,000      2,052,740
  New York State Urban Development Corp. Revenue,
     Correctional Capital Facilities, Refunding, MBIA Insured, 5.00%, 1/01/09 .................      1,525,000      1,561,691
     Correctional Facilities Service Contract, Series C, AMBAC Insured, Pre-Refunded, 6.00%,
       1/01/15 ................................................................................      1,000,000      1,050,370
     State Personal Income Tax, Series C-1 Empire State, 4.125%, 12/15/16 .....................      1,490,000      1,516,567
     State Personal Income Tax, Series C-1 Empire State, 4.25%, 12/15/17 ......................      1,955,000      1,993,729
     Youth Facilities, Pre-Refunded, 5.75%, 4/01/10 ...........................................        400,000        408,000
  North Hempstead GO, FGIC Insured, Pre-Refunded, 6.00%, 7/15/14 ..............................      1,715,000      1,821,982
  Olean City School District GO, Refunding, FGIC Insured,
     4.00%, 6/15/12 ...........................................................................      1,065,000      1,083,467
     4.375%, 6/15/17 ..........................................................................      1,335,000      1,369,563


                                                          Semiannual Report | 45

Franklin New York Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
  Rochester GO,
     MBIA Insured, ETM, 4.125%, 2/15/10 .......................................................   $    520,000   $    527,774
     Refunding, MBIA Insured, 4.125%, 2/15/10 .................................................        490,000        496,924
  Sales Tax Asset Receivable Corp. Revenue, Series A, MBIA Insured, 5.25%, 10/15/18 ...........      5,000,000      5,453,800
  Saratoga Springs City School District GO, Series A, FSA Insured, 4.50%, 6/15/15 .............      1,025,000      1,062,915
  Schenectady Metroplex Development Authority Revenue, FGIC Insured, 4.50%, 9/15/21 ...........      1,720,000      1,755,656
  Suffolk County Judicial Facilities Agency Service Agreement Revenue, John P. Cohalan
    Complex, AMBAC Insured,
     5.25%, 10/15/14 ..........................................................................      1,435,000      1,501,326
     5.00%, 4/15/16 ...........................................................................      1,000,000      1,037,530
  Suffolk County Water Authority Waterworks Revenue, sub. lien, Refunding, MBIA Insured,
    5.10%, 6/01/13 ............................................................................      2,000,000      2,156,260
  Tobacco Settlement Financing Corp. Revenue, Asset-Backed, Series A-1, 5.50%, 6/01/19 ........      5,000,000      5,425,400
  Upper Mohawk Valley Regional Water Finance Authority Water System Revenue, AMBAC Insured,
    5.75%, 4/01/20 ............................................................................        165,000        175,588
     Pre-Refunded, 5.75%, 4/01/20 .............................................................        835,000        893,726
  Western Nassau County Water Authority Water System Revenue, AMBAC Insured, 5.00%, 5/01/19 ...      1,525,000      1,629,310
  Yonkers GO, Series A, AMBAC Insured, 5.00%, 12/15/14 ........................................      1,795,000      1,871,808
  Yorktown Central School District GO, MBIA Insured, 4.625%, 6/15/18 ..........................      1,890,000      1,961,536
                                                                                                                 ------------
                                                                                                                  253,302,432
                                                                                                                 ------------
  U.S. TERRITORIES 4.7%
  PUERTO RICO 2.7%
  Puerto Rico Commonwealth GO, Public Improvement, Assured Guaranty Insured, 5.25%, 7/01/18 ...      1,820,000      2,024,240
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%,
     3/01/16 ..................................................................................      2,605,000      2,736,709
     3/01/21 ..................................................................................      2,555,000      2,664,967
                                                                                                                 ------------
                                                                                                                    7,425,916
                                                                                                                 ------------
  VIRGIN ISLANDS 2.0%
  Virgin Islands PFAR, senior lien, Refunding, Series A, 5.30%, 10/01/11 ......................      3,000,000      3,080,251
  Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.125%,
    7/01/13 ...................................................................................      1,775,000      1,786,165
  Virgin Islands Water and Power Authority Water System Revenue, Refunding, 5.00%, 7/01/09 ....        520,000        524,789
                                                                                                                 ------------
                                                                                                                    5,391,205
                                                                                                                 ------------
  TOTAL U.S. TERRITORIES ......................................................................                    12,817,121
                                                                                                                 ------------
  TOTAL LONG TERM INVESTMENTS (COST $260,399,381) .............................................                   266,119,553
                                                                                                                 ------------


46 | Semiannual Report

Franklin New York Tax-Free Trust

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                    PRINCIPAL
  FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND                                           AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS 0.4%
  MUNICIPAL BONDS 0.4%
  NEW YORK 0.4%
a Long Island Power Authority Electric System Revenue, Sub Series 3B, Daily VRDN and Put,
    3.76%, 5/01/33 ............................................................................   $    600,000   $    600,000
a New York City GO, Sub Series A-7, Daily VRDN and Put, 3.74%, 8/01/20 ........................        200,000        200,000
a New York City Municipal Water Finance Authority Water and Sewer System Revenue,
    Fiscal 2003, Refunding, Sub Series C-3, Daily VRDN and Put, 3.74%, 6/15/18 ................        300,000        300,000
                                                                                                                 ------------
  TOTAL SHORT TERM INVESTMENTS (COST $1,100,000) ..............................................                     1,100,000
                                                                                                                 ------------
  TOTAL INVESTMENTS (COST $261,499,381) 98.6% .................................................                   267,219,553

  OTHER ASSETS, LESS LIABILITIES 1.4% .........................................................                     3,722,328
                                                                                                                 ------------
  NET ASSETS 100.0% ...........................................................................                  $270,941,881
                                                                                                                 ============

See Selected Portfolio Abbreviations on page 54.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 47

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND

                                                            ------------------------------------------------------------------
                                                            SIX MONTHS ENDED                                      PERIOD ENDED
                                                             MARCH 31, 2007         YEAR ENDED SEPTEMBER 30,      DECEMBER 31,
                                                              (UNAUDITED)          2006        2005       2004 f      2003 g
                                                            ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ....................       $   9.90       $   9.92    $  10.02   $  10.06     $ 10.00
                                                            ------------------------------------------------------------------

Income from investment operations a:

   Net investment income b ..............................           0.15           0.25        0.18       0.10        0.04

   Net realized and unrealized gains (losses) ...........             -- d        (0.02)      (0.11)     (0.03)       0.05
                                                            ------------------------------------------------------------------

Total from investment operations ........................           0.15           0.23        0.07       0.07        0.09
                                                            ------------------------------------------------------------------

Less distributions from net investment income ...........          (0.16)         (0.25)      (0.17)     (0.11)      (0.03)
                                                            ------------------------------------------------------------------

Redemption fees .........................................             --             -- d        --         --          --
                                                            ------------------------------------------------------------------

Net asset value, end of period ..........................       $   9.89       $   9.90    $   9.92   $  10.02     $ 10.06
                                                            ==================================================================

Total return c ..........................................           1.52%          2.34%       0.70%      0.68%       0.94%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments by affiliates .......           1.38% e        1.31%       1.23%      1.57% e     2.22% e

Expenses net of waiver and payments by affiliates .......           0.50% e        0.50%       0.50%      0.50% e     0.50% e

Net investment income ...................................           3.14% e        2.57%       1.82%      1.33% e     1.18% e

SUPPLEMENTAL DATA

Net assets, end of period (000's) .......................       $  6,546       $  9,219    $  9,322   $  9,816     $ 5,773

Portfolio turnover rate .................................           2.13%         69.02%      14.22%      8.21%         --

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

d     Amount rounds to less than $0.01 per share.

e     Annualized.

f     For the period January 1, 2004 to September 30, 2004.

g For the period September 2, 2003 (commencement of operations) to December 31, 2003.


48 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
  FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                                              AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 66.5%
  MUNICIPAL BONDS 66.5%
  NEW YORK 46.5%
  Amherst IDA Civic Facility Revenue, Mandatory Put 10/01/11, Refunding, Series A, Radian
    Insured, 4.20%, 10/01/31 ................................................................   $   410,000   $    414,854
  Hempstead Town IDA Civic Facility Revenue, Adelphi University Civic Facility, 3.75%,
    10/01/09 ................................................................................       315,000        314,184
  New York State Dormitory Authority Revenues,
     Kateri Residence, Refunding, 4.00%, 7/01/10 ............................................       230,000        231,799
     The New York and Presbyterian Hospital, Mortgage, Refunding, Series A, FHA Insured,
       5.00%, 8/15/09 .......................................................................       250,000        257,338
     Non State Supported Debt, Aids Long Term Health Care Facility, Refunding, 5.00%,
       11/01/11 .............................................................................       250,000        260,357
     White Plains Hospital, Mortgage, FHA Insured, 3.55%, 2/15/10 ...........................       130,000        130,101
  New York State Thruway Authority Service Contract Revenue, Local Highway and Bridge,
    Series A, 2.75%, 3/15/08 ................................................................       250,000        246,860
  Rockland County Solid Waste Management Authority Revenue, Series A, AMBAC Insured, 4.50%,
    12/15/08 ................................................................................       400,000        406,188
  Tobacco Settlement Financing Corp. Revenue, Series B-1, 4.00%, 6/01/07 ....................       275,000        275,085
  Warren and Washington Counties IDAR, Hudson Falls Recovery, Refunding, Series A, AMBAC
    Insured, 3.375%, 11/01/10 ...............................................................       300,000        297,849
  Western Nassau County Water Authority Water System Revenue, AMBAC Insured, 3.00%,
    5/01/09 .................................................................................       215,000        211,872
                                                                                                              ------------
                                                                                                                 3,046,487
                                                                                                              ------------
  U.S. TERRITORIES 20.0%
  GUAM 1.9%
  Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.75%, 10/01/09 .....       125,000        121,254
                                                                                                              ------------
  PUERTO RICO 18.1%
  Puerto Rico Commonwealth GO, Public Improvement, Mandatory Put 7/01/08, Refunding, Series
    C, MBIA Insured, 5.00%, 7/01/28 .........................................................       295,000        300,101
  Puerto Rico Commonwealth Government Development Bank Revenue, senior notes, Series B,
    5.00%, 12/01/08 .........................................................................       400,000        407,432
  Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
    Financing Authority Revenue, Ana G. Mendez University System Project, 5.00%, 3/01/08 ....       475,000        479,137
                                                                                                              ------------
                                                                                                                 1,186,670
                                                                                                              ------------
  TOTAL U.S. TERRITORIES ....................................................................                    1,307,924
                                                                                                              ------------
  TOTAL LONG TERM INVESTMENTS (COST $4,355,819) .............................................                    4,354,411
                                                                                                              ------------
  SHORT TERM INVESTMENTS 34.4%
  MUNICIPAL BONDS 34.4%
  NEW YORK 34.4%
  Chautauqua County GO, Public Improvement, Refunding, MBIA Insured, 3.75%, 4/15/07 .........       100,000        100,004
a Jay Street Development Corp. Courts Facility Lease Revenue, New York City Jay Street
    Project,
     Series A, Daily VRDN and Put, 3.74%, 5/01/22 ...........................................       100,000        100,000
     Series A-4, Daily VRDN and Put, 3.74%, 5/01/22 .........................................       200,000        200,000
a MTA Dedicated Tax Fund Revenue, Series D-1, AMBAC Insured, Weekly VRDN and Put, 3.59%,
    11/01/34 ................................................................................       295,000        295,000
a New York City GO, Series B, Sub Series B-5, MBIA Insured, Daily VRDN and Put, 3.76%,
    8/15/22 .................................................................................       200,000        200,000


                                                          Semiannual Report | 49

Franklin New York Tax-Free Trust

---------------------------------------------------------------------------------------------------------------------------
                                                                                                 PRINCIPAL
  FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND                                              AMOUNT        VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONTINUED)
  MUNICIPAL BONDS (CONTINUED)
  NEW YORK (CONTINUED)
a New York City Transitional Finance Authority Revenue, New York City Recovery, Series 1,
    Sub Series 1C, Daily VRDN and Put, 3.75%, 11/01/22 ......................................   $   300,000   $    300,000
  New York State Dormitory Authority Revenues, State Supported Debt, Lease, State University
    Dormitory Facilities, Series A, 4.50%, 7/01/07 ..........................................       355,000        355,660
  Syracuse GO, BAN, Series A, 4.50%, 6/20/07 ................................................       400,000        400,612
a Triborough Bridge and Tunnel Authority Revenues, General, Refunding, Sub Series B-4,
    Weekly VRDN and Put, 3.62%, 1/01/32 .....................................................       300,000        300,000
                                                                                                              ------------
  TOTAL SHORT TERM INVESTMENTS (COST $2,251,337) ............................................                    2,251,276
                                                                                                              ------------
  TOTAL INVESTMENTS (COST $6,607,156) 100.9% ................................................                    6,605,687
  OTHER ASSETS, LESS LIABILITIES (0.9)% .....................................................                      (59,220)
                                                                                                              ------------
  NET ASSETS 100.0% .........................................................................                 $  6,546,467
                                                                                                              ============

See Selected Portfolio Abbreviations on page 54.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


50 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin New York Tax-Free Trust

FINANCIAL HIGHLIGHTS

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND

                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED                                              YEAR ENDED
                                                       MARCH 31, 2007         YEAR ENDED SEPTEMBER 30,             DECEMBER 31,
                                                         (UNAUDITED)           2006       2005       2004 c        2003       2002
                                                      -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..............      $   1.00          $   1.00   $   1.00   $   1.00      $   1.00   $   1.00
                                                      -----------------------------------------------------------------------------

Income from investment operations -

   net investment income ..........................         0.015             0.026      0.014      0.003         0.004      0.008

Less distributions from net investment income .....        (0.015)           (0.026)    (0.014)    (0.003)       (0.004)    (0.008)
                                                      -----------------------------------------------------------------------------

Net asset value, end of period ....................      $   1.00          $   1.00   $   1.00   $   1.00      $   1.00   $   1.00
                                                      =============================================================================

Total return a ....................................          1.46%             2.59%      1.42%      0.32%         0.45%      0.83%

RATIOS TO AVERAGE NET ASSETS

Expenses before waiver and payments
   by affiliates ..................................          0.80% b           0.79%      0.80%      0.76% b       0.76%      0.78%

Expenses net of waiver and payments
   by affiliates ..................................          0.64% b           0.64%      0.64%      0.62% b       0.60%      0.60%

Net investment income .............................          2.93% b           2.56%      1.39%      0.42% b       0.44%      0.83%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .................      $ 61,455          $ 60,786   $ 59,965   $ 72,147      $ 75,278   $ 79,928

a Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

b     Annualized.

c     For the period January 1, 2004 to September 30, 2004.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 51

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
   FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                               AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS 99.7%
   MUNICIPAL BONDS 99.7%
   NEW YORK 93.7%
 a Jay Street Development Corp. Courts Facility Lease Revenue,
      Jay Street Project, Series A, Daily VRDN and Put, 3.74%, 5/01/22 ..........................   $        600,000   $    600,000
      New York City Jay Street Project, Series A-4, Daily VRDN and Put, 3.74%, 5/01/22 ..........          2,065,000      2,065,000
   Long Island Power Authority Electric System Revenue,
    a Sub Series 2, Daily VRDN and Put, 3.74%, 5/01/33 ..........................................            900,000        900,000
    a Sub Series 3B, Daily VRDN and Put, 3.76%, 5/01/33 .........................................            600,000        600,000
      TECP, 3.64%, 5/03/07 ......................................................................          1,000,000      1,000,000
 a Monroe County IDA Civic Facility Revenue, Various St. John Fisher College Project, Radian
    Insured, Weekly VRDN and Put, 3.60%, 6/01/34 ................................................          1,000,000      1,000,000
   MTA Transportation Authority Transportation Facilities Revenue, TECP, 3.65%, 6/29/07 .........          2,000,000      2,000,000
 a Nassau County Interim Finance Authority Revenue, Sales Tax Secured, Refunding, Series B,
    FSA Insured, Weekly VRDN and Put, 3.59%, 11/15/22 ...........................................            900,000        900,000
 a New York City GO,
      Refunding, Sub Series C-4, Weekly VRDN and Put, 3.60%, 8/01/20 ............................          1,000,000      1,000,000
      Sub Series A-7, Daily VRDN and Put, 3.74%, 8/01/20 ........................................            100,000        100,000
      Sub Series E-3, Daily VRDN and Put, 3.74%, 8/01/23 ........................................            100,000        100,000
      Sub Series H-4, Daily VRDN and Put, 3.74%, 3/01/34 ........................................          1,000,000      1,000,000
 a New York City HDC,
      MF Rental Housing Revenue, Carnegie Park, Series A, FNMA Insured, Weekly VRDN and Put,
         3.62%, 11/15/19 ........................................................................          2,950,000      2,950,000
      MF Rental Housing Revenue, One Columbus Place Development, Series A, FNMA Insured,
         Weekly VRDN and Put, 3.70%, 11/15/28 ...................................................          1,000,000      1,000,000
      MF Revenue, Mortgage, Marseilles Apartments, Series A, Weekly VRDN and Put, 3.60%,
         12/01/34 ...............................................................................          1,575,000      1,575,000
 a New York City IDAR, Liberty, One Bryant Park LLC, Series A, Weekly VRDN and Put, 3.67%,
     11/01/39 ...................................................................................          3,000,000      3,000,000
 a New York City Municipal Water Finance Authority Water and Sewer System Revenue,
      Fiscal 2003, Refunding, Sub Series C-3, Daily VRDN and Put, 3.74%, 6/15/18 ................          1,100,000      1,100,000
      Series C, FGIC Insured, Daily VRDN and Put, 3.76%, 6/15/22 ................................            900,000        900,000
      Series C, FGIC Insured, Daily VRDN and Put, 3.76%, 6/15/23 ................................            100,000        100,000
      Series G, FGIC Insured, Daily VRDN and Put, 3.74%, 6/15/24 ................................            300,000        300,000
   New York City Transitional Finance Authority Revenue, ........................................
     BAN, 4.25%, 6/29/07 ........................................................................          1,000,000      1,001,357
    a Future Tax Secured, Refunding, Sub Series C5, Daily VRDN and Put, 3.75%, 8/01/31 ..........            800,000        800,000
    a New York City Recovery, Series 1, Sub Series 1C, Daily VRDN and Put, 3.75%, 11/01/22 ......            600,000        600,000
    a New York City Recovery, Series 1, Sub Series 1D, Daily VRDN and Put, 3.75%, 11/01/22 ......            600,000        600,000
 a New York City Trust Cultural Resources Revenue, Refunding, American Museum Natural History,
    Series A, MBIA Insured, Weekly VRDN and Put, 3.60%, 4/01/21 ................................            500,000        500,000
 a New York State Dormitory Authority Revenues,
      Cornell University, Series A, Weekly VRDN and Put, 3.60%, 7/01/29 .........................            900,000        900,000
      Cornell University, Series B, Weekly VRDN and Put, 3.60%, 7/01/30 .........................            200,000        200,000
      Mental Health Facilities Improvement, Refunding, Series F-2B, FSA Insured, Weekly VRDN
        and Put, 3.65%, 2/15/21 .................................................................          1,000,000      1,000,000
      Mental Health Services, Sub Series D-2B, FSA Insured, Weekly VRDN and Put, 3.60%,
        2/15/31 .................................................................................          1,200,000      1,200,000
      New York Public Library, Series B, MBIA Insured, Weekly VRDN and Put, 3.62%, 7/01/28 ......          2,100,000      2,100,000


52 | Semiannual Report

Franklin New York Tax-Free Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       PRINCIPAL
   FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND                                                               AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   SHORT TERM INVESTMENTS (CONTINUED)
   MUNICIPAL BONDS (CONTINUED)
   NEW YORK (CONTINUED)
 a New York State Dormitory Authority Revenues, (continued)
      Non State Supported Debt, Court Facilities Lease, Series B, Weekly VRDN and Put, 3.60%,
        5/15/39 .................................................................................   $      2,000,000   $  2,000,000
      Non State Supported Debt, University of Rochester, Refunding, Series A-1, MBIA Insured,
        Weekly VRDN and Put, 3.60%, 7/01/27 .....................................................          1,000,000      1,000,000
      Oxford University Press Inc., Weekly VRDN and Put, 3.63%, 7/01/25 .........................            700,000        700,000
 a New York State Energy Research and Development Authority PCR, Orange and Rockland Project,
     Series A,
      AMBAC Insured, Weekly VRDN and Put, 3.59%, 8/01/15 ........................................          1,350,000      1,350,000
      FGIC Insured, Weekly VRDN and Put, 3.59%, 10/01/14 ........................................          1,100,000      1,100,000
   New York State Environmental Facilities Corp. State Clean Water and Drinking Water Revenue,
     Revolving Funds, Refunding, Series C, 4.00%, 6/15/07 .......................................          1,000,000      1,000,765
   New York State GO, Environmental Quality, Mandatory Put 7/12/07, Series G, 3.58%,
     11/30/18 ...................................................................................          3,000,000      3,000,000
 a New York State HFAR,
      100 Maiden Lane Housing, Series A, Weekly VRDN and Put, 3.64%, 11/01/37 ...................          1,000,000      1,000,000
      350 West 43rd Street, Series A, Weekly VRDN and Put, 3.71%, 11/01/34 ......................          2,000,000      2,000,000
      FNMA Insured, Weekly VRDN and Put, 3.67%, 11/15/29 ........................................            500,000        500,000
 a New York State Local Government Assistance Corp. Revenue,
      Series F, Weekly VRDN and Put, 3.59%, 4/01/25 .............................................            800,000        800,000
      Series G, Weekly VRDN and Put, 3.59%, 4/01/25 .............................................          2,600,000      2,600,000
   New York State Power Authority Revenue, TECP, 3.62%, 6/13/07 .................................          3,000,000      3,000,000
   Schenectady GO, BAN, 4.50%, 5/24/07 ..........................................................          1,000,000      1,001,140
   Syracuse GO, RAN, Series D, 4.25%, 7/10/07 ...................................................          3,000,000      3,004,926
 a Triborough Bridge and Tunnel Authority Special Obligation Revenue, Refunding, Series C,
     FSA Insured, Weekly VRDN and Put, 3.61%, 1/01/31 ...........................................          2,400,000      2,400,000
                                                                                                                       ------------
                                                                                                                         57,548,188
                                                                                                                       ------------
   U.S. TERRITORIES 6.0%
   PUERTO RICO 6.0%
 a Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
     Weekly VRDN and Put, 3.47%, 12/01/15 .......................................................          1,600,000      1,600,000
 a Puerto Rico Commonwealth Highway and Transportation Authority Transportation Revenue,
     Series A, AMBAC Insured, Weekly VRDN and Put, 3.55%, 7/01/28 ...............................          1,100,000      1,100,000
   Puerto Rico Commonwealth Revenue, TRAN, 4.50%, 7/30/07 .......................................          1,000,000      1,003,183
                                                                                                                       ------------
                                                                                                                          3,703,183
                                                                                                                       ------------
TOTAL SHORT TERM INVESTMENTS (COST $61,251,371) 99.7% ...........................................                        61,251,371
OTHER ASSETS, LESS LIABILITIES 0.3% .............................................................                           203,480
                                                                                                                       ------------
NET ASSETS 100.0% ...............................................................................                      $ 61,454,851
                                                                                                                       ============

See Selected Portfolio Abbreviations on page 54.

a Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.


                                                         Semiannual Report |
The accompanying notes are an integral part of these financial statements. | 53

Franklin New York Tax-Free Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2007 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATIONS

AMBAC   -   American Municipal Bond Assurance Corp.
BAN     -   Bond Anticipation Note
CIFG    -   CDC IXIS Financial Guaranty
COP     -   Certificate of Participation
ETM     -   Escrow to Maturity
FGIC    -   Financial Guaranty Insurance Co.
FHA     -   Federal Housing Authority/Agency
FNMA    -   Federal National Mortgage Association
FSA     -   Financial Security Assurance Inc.
GNMA    -   Government National Mortgage Association
GO      -   General Obligation
HDC     -   Housing Development Corp.
HFAR    -   Housing Finance Authority Revenue
IDA     -   Industrial Development Authority/Agency
IDAR    -   Industrial Development Authority Revenue
MBIA    -   Municipal Bond Investors Assurance Corp.
MF      -   Multi-Family
MTA     -   Metropolitan Transit Authority
PCR     -   Pollution Control Revenue
PFAR    -   Public Financing Authority Revenue
RAN     -   Revenue Anticipation Note
TECP    -   Tax-Exempt Commercial Paper
TRAN    -   Tax and Revenue Anticipation Note
XLCA    -   XL Capital Assurance


54 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin New York Tax-Free Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2007 (unaudited)

                                                                ------------------------------------------------------------------
                                                                                                        FRANKLIN
                                                                    FRANKLIN      FRANKLIN NEW YORK     NEW YORK       FRANKLIN
                                                                    NEW YORK      INTERMEDIATE-TERM   LIMITED-TERM     NEW YORK
                                                                INSURED TAX-FREE      TAX-FREE          TAX-FREE      TAX-EXEMPT
                                                                   INCOME FUND       INCOME FUND       INCOME FUND    MONEY FUND
                                                                ------------------------------------------------------------------
Assets:
   Investments in securities:
     Cost ....................................................    $ 419,443,131     $ 261,499,381      $ 6,607,156   $ 61,251,371
                                                                ==================================================================
     Value ...................................................    $ 436,683,987     $ 267,219,553      $ 6,605,687   $ 61,251,371
   Cash ......................................................           90,674           112,214           80,174        207,991
   Receivables:
     Investment securities sold ..............................               --                --               --        100,000
     Capital shares sold .....................................        9,521,262         1,571,344               --        161,823
     Interest ................................................        5,821,017         3,543,980           80,053        358,177
                                                                ------------------------------------------------------------------
       Total assets ..........................................      452,116,940       272,447,091        6,765,914     62,079,362
                                                                ------------------------------------------------------------------
Liabilities:
   Payables:
     Capital shares redeemed .................................          674,036           967,954          201,504        562,528
     Affiliates ..............................................          307,777           177,220            1,776         19,573
     Distributions to shareholders ...........................          466,751           291,106            6,939         10,629
   Accrued expenses and other liabilities ....................           67,650            68,930            9,228         31,781
                                                                ------------------------------------------------------------------
       Total liabilities .....................................        1,516,214         1,505,210          219,447        624,511
                                                                ------------------------------------------------------------------
         Net assets, at value ................................    $ 450,600,726     $ 270,941,881      $ 6,546,467   $ 61,454,851
                                                                ==================================================================
Net assets consist of:
   Paid-in capital ...........................................    $ 436,709,982     $ 266,777,515      $ 6,646,267   $ 61,472,826
   Undistributed net investment income (distributions in
     excess of net investment income) ........................         (281,906)           86,969           15,210             --
   Net unrealized appreciation (depreciation) ................       17,240,856         5,720,172           (1,469)            --
   Accumulated net realized gain (loss) ......................       (3,068,206)       (1,642,775)        (113,541)       (17,975)
                                                                ------------------------------------------------------------------
         Net assets, at value ................................    $ 450,600,726     $ 270,941,881      $ 6,546,467   $ 61,454,851
                                                                ==================================================================
CLASS A:
   Net assets, at value ......................................    $ 401,411,676     $ 258,923,108      $ 6,546,467   $ 61,454,851
                                                                ==================================================================
   Shares outstanding ........................................       34,776,503        23,816,856          662,147     61,472,826
                                                                ==================================================================
   Net asset value per share a ...............................    $       11.54     $       10.87      $      9.89   $       1.00
                                                                ==================================================================
   Maximum offering price per share (net asset value per
     share / 95.75%, 97.75%, 97.75% and 100%,respectively) ...    $       12.05     $       11.12      $     10.12   $       1.00
                                                                ==================================================================
CLASS C:
   Net assets, at value ......................................    $  49,189,050     $  12,018,773
                                                                ==================================
   Shares outstanding ........................................        4,196,504         1,103,813
                                                                ==================================
   Net asset value and maximum offering price per share a ....    $       11.72     $       10.89
                                                                ==================================

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 55

Franklin New York Tax-Free Trust

STATEMENTS OF OPERATIONS
for the six months ended March 31, 2007 (unaudited)

                                                                --------------------------------------------------------------------
                                                                                                        FRANKLIN
                                                                    FRANKLIN      FRANKLIN NEW YORK     NEW YORK         FRANKLIN
                                                                    NEW YORK      INTERMEDIATE-TERM   LIMITED-TERM       NEW YORK
                                                                INSURED TAX-FREE      TAX-FREE          TAX-FREE        TAX-EXEMPT
                                                                   INCOME FUND       INCOME FUND       INCOME FUND      MONEY FUND
                                                                --------------------------------------------------------------------
Investment income:
   Interest ..................................................      $  9,276,266       $  5,089,781     $   142,216     $ 1,097,150
                                                                --------------------------------------------------------------------
Expenses:
   Management fees (Note 3a) .................................         1,021,047            652,347          19,566         191,875
   Administrative fees (Note 3b) .............................                --                 --           7,826              --
   Distribution fees: (Note 3c)
     Class A .................................................           171,649            110,570           5,864              --
     Class C .................................................           150,581             38,606              --              --
   Transfer agent fees (Note 3e) .............................            90,650             75,898           4,314          32,026
   Custodian fees ............................................             2,745              1,759              78             408
   Reports to shareholders ...................................            19,072             15,686             421           3,939
   Registration and filing fees ..............................             8,674             10,155           3,200           5,015
   Professional fees .........................................            10,591              9,997           8,248           7,479
   Trustees' fees and expenses ...............................             7,897              3,634             252           1,322
   Other .....................................................            16,738             16,534           5,155           6,760
                                                                --------------------------------------------------------------------
       Total expenses ........................................         1,499,644            935,186          54,924         248,824
       Expenses waived/paid by affiliates (Note 3f) ..........                --                 --         (35,358)        (52,727)
                                                                --------------------------------------------------------------------
         Net expenses ........................................         1,499,644            935,186          19,566         196,097
                                                                --------------------------------------------------------------------
           Net investment income .............................         7,776,622          4,154,595         122,650         901,053
                                                                --------------------------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from investments .................            22,604            117,119          (1,691)        (12,498)
   Net change in unrealized appreciation (depreciation) on
     investments .............................................        (1,245,902)        (1,411,431)         (5,078)             --
                                                                --------------------------------------------------------------------
Net realized and unrealized gain (loss) ......................        (1,223,298)        (1,294,312)         (6,769)        (12,498)
                                                                --------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations ............................................      $  6,553,324       $  2,860,283     $   115,881     $   888,555
                                                                ====================================================================


56 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin New York Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                     -----------------------------------------------------------------------------
                                                             FRANKLIN NEW YORK                      FRANKLIN NEW YORK
                                                                  INSURED                           INTERMEDIATE-TERM
                                                            TAX-FREE INCOME FUND                   TAX-FREE INCOME FUND
                                                     -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                       MARCH 31, 2007      YEAR ENDED        MARCH 31, 2007        YEAR ENDED
                                                        (UNAUDITED)    SEPTEMBER 30, 2006      (UNAUDITED)     SEPTEMBER 30, 2006
                                                     -----------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income .......................    $   7,776,622      $  14,648,703       $   4,154,595        $   8,410,467
     Net realized gain (loss) from
       investments ...............................           22,604            (56,928)            117,119           (1,080,811)
     Net change in unrealized appreciation
       (depreciation) on investments..............       (1,245,902)        (1,086,530)         (1,411,431)             288,254
                                                     -----------------------------------------------------------------------------
       Net increase (decrease) in net assets
         resulting from operations ...............        6,553,324         13,505,245           2,860,283            7,617,910
                                                     -----------------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income:
         Class A .................................       (7,117,466)       (13,132,386)         (4,074,662)          (7,918,132)
         Class C .................................         (820,199)        (1,502,871)           (187,234)            (361,147)
                                                     -----------------------------------------------------------------------------
   Total distributions to shareholders ...........       (7,937,665)       (14,635,257)         (4,261,896)          (8,279,279)
                                                     -----------------------------------------------------------------------------
   Capital share transactions: (Note 2)
         Class A .................................       75,890,823         23,133,510          37,951,982          (10,844,726)
         Class C .................................        4,872,777          4,430,402             (41,678)            (172,903)
                                                     -----------------------------------------------------------------------------
   Total capital share transactions ..............       80,763,600         27,563,912          37,910,304          (11,017,629)
                                                     -----------------------------------------------------------------------------
   Redemption fees ...............................            3,127              1,511               1,614                2,005
                                                     -----------------------------------------------------------------------------
         Net increase (decrease) in net assets ...       79,382,386         26,435,411          36,510,305          (11,676,993)
Net assets:
   Beginning of period ...........................      371,218,340        344,782,929         234,431,576          246,108,569
                                                     -----------------------------------------------------------------------------
   End of period .................................    $ 450,600,726      $ 371,218,340       $ 270,941,881        $ 234,431,576
                                                     =============================================================================
Undistributed net investment income
   (distributions in excess of net investment
   income) included in net assets:
     End of period ...............................    $    (281,906)     $    (120,863)      $      86,969        $     194,270
                                                     =============================================================================


                                                          Semiannual Report |
 The accompanying notes are an integral part of these financial statements. | 57

Franklin New York Tax-Free Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                     -----------------------------------------------------------------------------
                                                             FRANKLIN NEW YORK
                                                                LIMITED-TERM                         FRANKLIN NEW YORK
                                                            TAX-FREE INCOME FUND                   TAX-EXEMPT MONEY FUND
                                                     -----------------------------------------------------------------------------
                                                     SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                       MARCH 31, 2007      YEAR ENDED        MARCH 31, 2007        YEAR ENDED
                                                        (UNAUDITED)    SEPTEMBER 30, 2006      (UNAUDITED)     SEPTEMBER 30, 2006
                                                     -----------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income .......................       $    122,650        $    238,902       $    901,053         $  1,553,975
     Net realized gain (loss) from
       investments ...............................             (1,691)           (111,850)           (12,498)              (5,477)
     Net change in unrealized appreciation
       (depreciation) on investments .............             (5,078)             92,448                 --                   --
                                                     -----------------------------------------------------------------------------
         Net increase (decrease) in net assets
           resulting from operations .............            115,881             219,500            888,555            1,548,498
                                                     -----------------------------------------------------------------------------
   Distributions to shareholders from net
     investment income  ..........................           (126,486)           (233,359)          (901,053)          (1,553,975)
   Capital share transactions (Note 2) ...........         (2,662,288)            (89,425)           681,107              826,429
   Redemption fees ...............................                 --                 563                 --                   --
                                                     -----------------------------------------------------------------------------
         Net increase (decrease) in net assets ...         (2,672,893)           (102,721)           668,609              820,952
Net assets:
   Beginning of period ...........................          9,219,360           9,322,081         60,786,242           59,965,290
                                                     -----------------------------------------------------------------------------
   End of period .................................       $  6,546,467        $  9,219,360       $ 61,454,851         $ 60,786,242
                                                     -----------------------------------------------------------------------------
Undistributed net investment income included in net
   assets:
     End of period ...............................       $     15,210        $     19,046       $         --         $         --
                                                     =============================================================================


58 | The accompanying notes are an integral part of these financial statements.
   | Semiannual Report

Franklin New York Tax-Free Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as an open-end investment company, consisting of four funds (the Funds). All funds are diversified, except the Franklin Limited-Term Tax-Free Income Fund, which is non-diversified. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

-------------------------------------------------------------------------------------------------------------------
CLASS A                                                   CLASS A & CLASS C
-------------------------------------------------------------------------------------------------------------------
Franklin New York Limited-Term Tax-Free Income Fund       Franklin New York Insured Tax-Free Income Fund
Franklin New York Tax-Exempt Money Fund                   Franklin New York Intermediate-Term Tax-Free Income Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value.

Securities in the Franklin New York Tax-Exempt Money Fund are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its income and net realized gains.


                                                          Semiannual Report | 59

Franklin New York Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Franklin New York Insured Tax-Free Income Fund are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the fund are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


60 | Semiannual Report

Franklin New York Tax-Free Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the funds and accounted for as an addition to paid-in capital.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2007, there were an unlimited number of shares authorized (no par value). Transactions in the Franklin New York Tax-Exempt Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                                          --------------------------------------------------------
                                                              FRANKLIN NEW YORK            FRANKLIN NEW YORK
                                                                   INSURED                 INTERMEDIATE-TERM
                                                             TAX-FREE INCOME FUND         TAX-FREE INCOME FUND
                                                          --------------------------------------------------------
                                                            SHARES         AMOUNT        SHARES         AMOUNT
                                                          --------------------------------------------------------
CLASS A SHARES:
Period ended March 31, 2007
   Shares sold ........................................    8,068,911   $  93,519,536    5,808,628   $  63,414,844
   Shares issued in reinvestment of distributions .....      373,103       4,324,268      241,801       2,638,065
   Shares redeemed ....................................   (1,894,506)    (21,952,981)  (2,573,531)    (28,100,927)
                                                          --------------------------------------------------------
   Net increase (decrease) ............................    6,547,508   $  75,890,823    3,476,898   $  37,951,982
                                                          ========================================================
Year ended September 30, 2006
   Shares sold ........................................    5,264,230   $  60,652,397    3,283,072   $  35,619,184
   Shares issued in reinvestment of distributions .....      708,971       8,162,042      474,947       5,152,014
   Shares redeemed ....................................   (3,974,334)    (45,680,929)  (4,757,672)    (51,615,924)
                                                          --------------------------------------------------------
   Net increase (decrease) ............................    1,998,867   $  23,133,510     (999,653)  $ (10,844,726)
                                                          ========================================================


                                                          Semiannual Report | 61

Franklin New York Tax-Free Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                          --------------------------------------------------------
                                                             FRANKLIN NEW YORK               FRANKLIN NEW YORK
                                                                  INSURED                    INTERMEDIATE-TERM
                                                           TAX-FREE INCOME FUND            TAX-FREE INCOME FUND
                                                          --------------------------------------------------------
                                                            SHARES        AMOUNT          SHARES        AMOUNT
                                                          --------------------------------------------------------
CLASS C SHARES:
Period ended March 31, 2007
   Shares sold ........................................      754,707   $   8,871,934      133,348   $   1,458,391
   Shares issued in reinvestment of distributions .....       40,124         472,130       11,867         129,643
   Shares redeemed ....................................     (380,313)     (4,471,287)    (148,894)     (1,629,712)
                                                          --------------------------------------------------------
   Net increase (decrease) ............................      414,518   $   4,872,777       (3,679)  $     (41,678)
                                                          ========================================================
Year ended September 30, 2006
   Shares sold ........................................    1,010,847   $  11,819,251      273,376   $   2,965,276
   Shares issued in reinvestment of distributions .....       73,637         860,464       24,072         261,589
   Shares redeemed ....................................     (706,119)     (8,249,313)    (313,186)     (3,399,768)
                                                          --------------------------------------------------------
   Net increase (decrease) ............................      378,365   $   4,430,402      (15,738)  $    (172,903)
                                                          ========================================================

                                                                      --------------------------------------------
                                                                         FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                                           LIMITED-TERM             TAX-EXEMPT
                                                                        TAX-FREE INCOME FUND        MONEY FUND
                                                                      --------------------------------------------
                                                                       SHARES       AMOUNT              AMOUNT
                                                                      --------------------------------------------
CLASS A SHARES:
Period ended March 31, 2007
   Shares sold ........................................                 54,359   $    537,868       $  15,713,586
   Shares issued in reinvestment of distributions .....                  7,056         69,786             892,749
   Shares redeemed ....................................               (330,490)    (3,269,942)        (15,925,228)
                                                                      --------------------------------------------
   Net increase (decrease) ............................               (269,075)  $ (2,662,288)      $     681,107
                                                                      ============================================
Year ended September 30, 2006
   Shares sold ........................................                232,589   $  2,296,571       $  36,600,645
   Shares issued in reinvestment of distributions .....                 14,213        140,387           1,551,712
   Shares redeemed ....................................               (255,719)    (2,526,383)        (37,325,928)
                                                                      --------------------------------------------
   Net increase (decrease) ............................                 (8,917)  $    (89,425)      $     826,429
                                                                      ============================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

------------------------------------------------------------------------------------------
SUBSIDIARY                                                        AFFILIATION
------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin Templeton Services, LLC (FT Services)                    Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)              Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)     Transfer agent


62 | Semiannual Report

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Franklin New York Insured Tax-Free Income Fund and the Franklin New York Intermediate-Term Tax-Free Income Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds and the Franklin New York Tax-Exempt Money Fund pays an investment management fee to Advisers based on the average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
      0.625%           Up to and including $100 million
      0.500%           Over $100 million, up to and including $250 million
      0.450%           Over $250 million, up to and including $10 billion
      0.440%           Over $10 billion, up to and including $12.5 billion
      0.420%           Over $12.5 billion, up to and including $15 billion
      0.400%           Over $15 billion, up to and including $17.5 billion
      0.380%           Over $17.5 billion, up to and including $20 billion
      0.360%           In excess of $20 billion

The Franklin New York Limited-Term Tax-Free Income Fund pays an investment management fee to Advisers based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------
      0.500%           Up to and including $100 million
      0.450%           Over $100 million, up to and including $250 million
      0.425%           Over $250 million, up to and including $500 million
      0.400%           In excess of $500 million

B. ADMINISTRATIVE FEES

The Franklin New York Limited-Term Tax-Free Income Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the fund.

Under an agreement with Advisers, FT Services provides administrative services to the Funds, except for the Franklin New York Limited-Term Tax-Free Income Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class pursuant to Rule 12b-1 under the 1940 Act. Under the funds' Class A reimbursement distribution plans, the Franklin New York Insured Tax-Free Income Fund and the Franklin New York Intermediate-Term Tax-Free Income Fund reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                                                          Semiannual Report | 63

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the funds' compensation distribution plans, the Funds, except the Franklin Tax-Exempt Money Fund, pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                             -------------------------------------------------------------------
                               FRANKLIN NEW YORK     FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                   INSURED           INTERMEDIATE-TERM         LIMITED-TERM
                             TAX-FREE INCOME FUND   TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                             -------------------------------------------------------------------
Reimbursement Plans:
   Class A ...............          0.10%                  0.10%                    --

Compensation Plans:
   Class A ...............            --                     --                   0.15%
   Class C ...............          0.65%                  0.65%                    --

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                    --------------------------------------------
                                                     FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                          INSURED           INTERMEDIATE-TERM
                                                    TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                    --------------------------------------------
Sales charges retained net of commissions paid to
  unaffiliated broker/dealers ...................         $ 77,593               $  6,916
  Contingent deferred sales charges retained ....         $  5,697               $  1,456

                                                    --------------------------------------------
                                                     FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                        LIMITED-TERM            TAX-EXEMPT
                                                    TAX-FREE INCOME FUND        MONEY FUND
                                                    --------------------------------------------
Sales charges retained net of commissions paid to
  unaffiliated broker/dealers ...................         $    867                     --
Contingent deferred sales charges retained ......               --               $    124

E. TRANSFER AGENT FEES

For the period ended March 31, 2007, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                                    --------------------------------------------
                                                     FRANKLIN NEW YORK      FRANKLIN NEW YORK
                                                          INSURED           INTERMEDIATE-TERM
                                                    TAX-FREE INCOME FUND   TAX-FREE INCOME FUND
                                                    --------------------------------------------
Transfer agent fees .............................         $ 44,834               $ 34,626


64 | Semiannual Report

Franklin New York Tax-Free Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES (CONTINUED)

                                                    -----------------------------------------------
                                                     FRANKLIN NEW YORK           FRANKLIN NEW YORK
                                                        LIMITED-TERM                 TAX-EXEMPT
                                                    TAX-FREE INCOME FUND             MONEY FUND
                                                    -----------------------------------------------
Transfer agent fees .............................                   $192                    $16,746

F. VOLUNTARY WAIVER AND EXPENSE REIMBURSEMENTS

FT Services agreed in advance to voluntarily waive administrative fees for the Franklin New York Limited-Term Tax-Free Income Fund. Additionally, Advisers agreed in advance to voluntarily waive management fees and assume payment of other expenses for the Franklin New York Limited-Term Tax-Free Income Fund and the Franklin New York Tax-Exempt Money Fund. Total expenses waived by FT Services and Advisers are not subject to reimbursement by the fund subsequent to the funds' fiscal year end. FT Services and Advisers may discontinue this waiver at any time upon notice to the Funds' Board of Trustees.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2006, the capital loss carryforwards were as follows:

                                             ------------------------------------------------
                                               FRANKLIN NEW YORK          FRANKLIN NEW YORK
                                                    INSURED               INTERMEDIATE-TERM
                                             TAX-FREE INCOME FUND        TAX-FREE INCOME FUND
                                             ------------------------------------------------
Capital loss carryforwards expiring in:
   2007 ..................................            $   125,826                   $ 195,827
   2008 ..................................              2,471,475                     283,875
   2009 ..................................                     --                         251
   2010 ..................................                     --                      34,731
   2011 ..................................                474,738                          --
   2012 ..................................                     --                     164,472
   2014 ..................................                 18,771                      10,330
                                             ------------------------------------------------
                                                      $ 3,090,810                   $ 689,486
                                             ================================================

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2006, the Franklin New York Intermediate-Term Tax-Free Income Fund, the Franklin New York Limited-Term Tax-Free Income Fund and the Franklin New York Tax-Exempt Money Fund deferred realized capital losses of $1,070,408, $111,850 and $5,477, respectively.


                                                          Semiannual Report | 65

Franklin New York Tax-Free Trust

4. INCOME TAXES (CONTINUED)

At March 31, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                ---------------------------------------------
                                                 FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                      INSURED            INTERMEDIATE-TERM
                                                TAX-FREE INCOME FUND    TAX-FREE INCOME FUND
                                                ---------------------------------------------
Cost of investments .........................           $419,348,930           $ 261,428,528
                                                =============================================

Unrealized appreciation .....................           $ 17,568,233           $   6,075,506
Unrealized depreciation .....................               (233,176)               (284,481)
                                                ---------------------------------------------
Net unrealized appreciation (depreciation) ..           $ 17,335,057           $   5,791,025
                                                =============================================

                                                ---------------------------------------------
                                                 FRANKLIN NEW YORK       FRANKLIN NEW YORK
                                                    LIMITED-TERM             TAX-EXEMPT
                                                TAX-FREE INCOME FUND         MONEY FUND
                                                ---------------------------------------------
Cost of investments .........................           $  6,607,094           $  61,251,371
                                                =============================================
Unrealized appreciation .....................           $     10,383           $          --
Unrealized depreciation .....................                (11,790)                     --
                                                ---------------------------------------------
Net unrealized appreciation (depreciation) ..           $     (1,407)          $          --
                                                =============================================

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2007, were as follows:

                          ----------------------------------------------------------------------------
                           FRANKLIN NEW YORK            FRANKLIN NEW YORK           FRANKLIN NEW YORK
                                INSURED                 INTERMEDIATE-TERM             LIMITED-TERM
                          TAX-FREE INCOME FUND         TAX-FREE INCOME FUND       TAX-FREE INCOME FUND
                          ----------------------------------------------------------------------------
Purchases ..............           $71,347,235                  $46,271,767                 $  100,029
Sales ..................           $ 7,464,900                  $ 9,713,830                 $  380,776

6. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within New York and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within New York and U.S territories.


66 | Semiannual Report

Franklin New York Tax-Free Trust

7. REORGANIZATION TO A DELAWARE STATUTORY TRUST

On October 17, 2006, the Board of Trustees approved an Agreement and Plan of Reorganization (the Agreement) whereby the Funds would be reorganized and their domicile changed from a Massachusetts business trust to a Delaware statutory trust, subject to approval by the shareholders.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Trust did not participate in that Settlement.

The plan of distribution for the market timing settlement is currently under review by the SEC staff. After publication of notice of the plan and a 30-day comment period, the proposed plan of distribution will be submitted to the SEC for approval. Following the SEC's approval of the plan of distribution, with modifications as appropriate, distribution of the settlement monies will begin in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above, as well as to allegedly excessive commissions and advisory and distribution fees.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


                                                          Semiannual Report | 67

Franklin New York Tax-Free Trust

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semiannual reporting period in 2007. The Funds are currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.


68 | Semiannual Report

Franklin New York Tax-Free Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 27, 2007, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the four separate tax-exempt funds within the Trust ("Fund(s)"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex,


                                                          Semiannual Report | 69

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a pre-designated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

FRANKLIN NEW YORK INSURED TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2006 and the previous ten years ended December 31, 2006, in comparison with a performance universe consisting of all retail and institutional New York insured municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return during 2006, as shown in the Lipper report, and for the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of its performance universe. The Lipper report also showed that the Fund's total return during 2006 was in the second-highest quintile and for the previous three-, five- and ten-year periods on an annualized basis was in the highest or second-highest quintile of its performance universe. The Board expressed its satisfaction with such performance.


70 | Semiannual Report

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND - The Lipper report for this Fund showed the investment performance of its Class A shares during 2006 and the previous ten years ended December 31, 2006, in comparison with a performance universe consisting of all retail and institutional New York intermediate municipal debt funds as selected by Lipper. Such comparison showed that the Fund's income return in 2006, as shown in the Lipper report was in the second-highest quintile of its performance universe, and during each of the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of its performance universe. The Lipper Report also showed that the Fund's total return during 2006 was in the second-highest quintile for its performance universe and for each of the previous three-, five- and ten-year periods on an annualized basis was in the highest quintile of its performance universe. The Board expressed its satisfaction with such performance.

FRANKLIN NEW YORK LIMITED-TERM TAX-FREE INCOME FUND - The Lipper report for this Fund showed its investment performance during the past three calendar years in comparison with a performance universe consisting of all retail and institutional other states short-intermediate municipal debt funds as selected by Lipper. The Fund's income return during 2006, as shown in the Lipper report, placed it in the next-to-lowest quintile of such universe while its total return during 2006 placed it in the highest quintile of such universe. On an annualized basis the Lipper report showed the Fund's income return during the past two years to be in the next-to-lowest and lowest quintiles of such universe, respectively, and its total return to be in the second-highest and second-lowest quintiles, respectively. In discussing such performance, management pointed out the conservative investment objectives of the Fund, including the fact that it did not invest in lower-quality bonds or those subject to the alternative minimum tax, as well as its relatively small size. The Board was satisfied with such explanation noting also that the Fund's expenses had been partially waived or subsidized by management.

FRANKLIN NEW YORK TAX-EXEMPT MONEY FUND - Lipper compared this Fund's performance to a performance universe consisting of all retail and institutional New York tax-exempt money market funds as selected by Lipper. This Fund's performance was in the next-to-lowest quintile of its performance universe during 2006 and in each of the previous three-, five- and ten-year periods on an annualized basis. The Board was satisfied with management's explanation for such performance, which was that this Fund was conservatively run to ensure safety and stability of assets with no holdings in non-rated or tier 2 securities. The Board also noted that this Fund's expenses had been partially waived or subsidized by management.

COMPARATIVE EXPENSES. Consideration was given to the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative


                                                          Semiannual Report | 71

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

costs, emphasis was given to each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of each Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the contractual investment management fee and total expenses for comparative consistency are shown by Lipper for fund Class A shares for funds having multiple share classes. The results of such Lipper expense comparisons showed that the contractual investment management fee rate of Franklin New York Insured Tax-Free Income Fund was at the median of its Lipper expense group and its actual total expenses were the least expensive of such group. The contractual investment management fee rate of Franklin New York Intermediate-Term Tax-Free Income Fund was below the median of its Lipper expense group, while its total expenses were in the least expensive quintile in its Lipper expense group. The Board was satisfied with the contractual investment management fee and total expenses of these Funds in comparison to their Lipper expense groups. The Lipper expense comparison for Franklin New York Limited-Term Tax-Free Income Fund was not considered to be particularly meaningful in view of this Fund's small size and management's partial waiver or absorption of expenses. The Lipper expense comparison for Franklin New York Tax-Exempt Money Fund showed its contractual investment management fee rate and total expenses were in the most expensive and middle quintiles, respectively, of its Lipper expense group. In discussing these expense comparisons, management pointed out that this Fund is not actively marketed and largely serves as an alternative and frequently temporary investment vehicle for shareholders of other funds within the Franklin Templeton family of funds and provides a number of services to shareholders, including check writing and interfund exchange rights. The Board found such expenses to be acceptable, noting the points raised by management, as well as management's partial absorption of expenses for this Fund.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each Fund. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully


72 | Semiannual Report

Franklin New York Tax-Free Trust

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 25, 2005, when the offering of such shares was discontinued. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each Fund's investment management agreement so that as a Fund grows in size, its effective management fee rate declines. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provided a sharing of benefits with the Fund and its shareholders. The Board noted that the investment management fee expense ratios for Franklin New York Insured Tax-Free Income Fund and Franklin New York Intermediate-Term Tax-Free Income Fund had decreased during the past three fiscal years reflecting management fee breakpoints and that the other two Funds were relatively small, with expenses partially absorbed by management.

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.


                                                          Semiannual Report | 73

Franklin New York Tax-Free Trust

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


74 | Semiannual Report

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund 1
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. Portfolio of insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


01/07                                          Not part of the semiannual report

    [LOGO](R)
FRANKLIN TEMPLETON                    One Franklin Parkway
   INVESTMENTS                        San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN NEW YORK
TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

NYT S2007 05/07

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN NEW YORK TAX-FREE TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    May 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    May 24, 2007


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    May 24, 2007